Exhibit 10.7
KE Draft 12/16/13
AMENDED AND RESTATED ASSET MANAGEMENT SERVICES AGREEMENT
THIS AMENDED AND RESTATED ASSET MANAGEMENT SERVICES AGREEMENT (this “Agreement”) is made as of December 1, 2013 (“Effective Date”) by and between KBS Acquisition Sub, LLC, a Delaware limited liability company (the “Company”), and GKK Realty Advisors LLC, a Delaware limited liability company (“Manager”).
WIT N E SSE T H:
WHEREAS, the Company and Manager previously entered into that certain Asset Management Services Agreement dated as of March 30, 2012, as amended by that certain First Amendment to Asset Management Services Agreement dated __,2012 and as further amended by that certain Second Amendment to Asset Management Services Agreement dated as of December 12, 2012 (as so amended, the “Original AM Agreement”);
WHEREAS, in connection with the entering into this Agreement and in satisfaction of amounts owing to Company pursuant to the Original AM Agreement relating to the Profit Participation, Company shall pay to Manager, on the Effective Date, the sum of$12,000,000.
WHEREAS, the Company and Manager desire to amend and restate the Original AM Agreement in its entirety by entering into this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

1.	Definitions.

(a)	“Accounting Services” means the services provided by Manager set forth in Section 2(b)(x) hereof.

(b)	“Affiliate” means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question.

(c)
“Applicable Percentage” means (a) 0% for Construction Projects having Construction Costs of less than $50,000; (b) 10.0% for Construction Projects with Construction Costs between $50,001 and $500,000; (c) 5.0% for Construction Projects with Construction Costs between $500,001 and $1,000,000; and (d) 3.0% for Construction Projects with Construction Costs over $1,000,001. For the avoidance of doubt, in the event there are multiple related improvement projects being undertaken at a Property, they shall together be construed as a single construction project.

(d)	“Applicable Portfolios” means those portfolios of Properties set forth on Annex A-2.

(e)	“Approved Budget” has the meaning assigned in Section 2(b)(i)(1).

(f)	“Agreement” has the meaning assigned in the first paragraph.

(g)	“Asset Value Documentation” has the meaning set forth in the definition of Fair Value of Applicable Portfolios.

(h)	“Base Management Fee” has the meaning assigned in Section 7(a).

(i)	“BD2 Sale” has the meaning assigned in Section 12.

(j)
“Breach” means fraud, misappropriation of funds, or embezzlement against Company by Manager in its corporate capacity (as distinguished from the acts of any employees of Manager which are taken without the complicity of any of the Executive Officers) which is not cured within thirty (30) days after notice thereof from Company.

(k)
“Cause” means any of the following, determined to have occurred by a majority ruling of a panel of three arbitrators (one arbitrator chosen by the Company, one arbitrator chosen by the Manager and the third arbitrator chosen by the other two arbitrators (collectively, the “Arbitrators”)) to have caused material damage to the Company: (i) a Material Breach; (ii) a Material Control Failure; or (iii) a Service Failure. The parties agree to use commercially reasonable efforts to appoint the Arbitrators within seven (7) days of the receipt by Manager of written notice from Company that it intends to seek the determination discussed herein and to have any determination of “Cause” by the Arbitrators completed within thirty (30) days of submission by Company or Manager.

(l)	“Company Account” has the meaning assigned in Section 4.

(m)
“Company Default” means a failure by Company to pay the Base Management Fee, Termination Fee, Construction Oversight Fee or the Profit Participation payment due to Manager under this Agreement, which failure to pay continues for five (5) business days following written notice of such default, such notice containing the following legend prominently displayed in bold, all caps and fourteen (14) point or larger font in the transmittal letter requesting approval: THIS IS A NOTICE OF A COMPANY DEFAULT. COMPANY’S RESPONSE IS REQUESTED WITHIN FIVE (5) BUSINESS DAYS. COMPANY’S FAILURE TO RESPOND WITHIN SUCH TIME PERIOD SHALL RESULT IN COMPANY BEING DEEMED TO HAVE AGREED THAT A COMPANY DEFAULT; provided, however, that such failure is not caused by any action or inaction of Manager, or any of Manager’s officers, employees, directors, managing directors, members, managers, principals, partners, shareholders, affiliates or subsidiaries.

(n)	“Company’s Insurance” has the meaning assigned in Section 6.

(o)
“Consistent with Accounting Past Practices” or words of similar import means those accounting services and practices (“Accounting Services and Practices”) provided to the Properties by Manager and those affiliates of Manager over the six (6) month period prior to the Effective Date, with adjustments thereto as have been mutually agreed to by Manager and Company.

(p)
“Consistent with Past Practices” or words of similar import means those asset management services and practices (other than Accounting Services and Practices) provided to the Properties by Manager and those affiliates of Manager over the six (6) month period prior to the Effective Date.

(q)	“Construction Costs” shall mean all hard costs, engineering costs and architects’ costs actually incurred for a Construction Project.

(r)	“Construction Oversight Fee” has the meaning set forth in Section 7(d)

(s)	“Construction Projects” has the meaning assigned in Section 2(b)9.

(t)	“Effective Date” has the meaning assigned in the first paragraph.

(u)	“Executive Officers” means the President, Chief Executive Officer, General Counsel and Chief Financial Officer of Gramercy Property Trust Inc.

(v)	“Expenses” has the meaning assigned in Section 8.

(w)	“Extension Option” has the meaning set forth in Section 2(a).

(x)
“Fair Value of Applicable Portfolios “ means the gross fair market value of the Properties included within the Applicable Portfolios (with no deduction for any mortgage debt, mezzanine debt or any other liabilities associated with anyone or more of the Properties and no additions for any other assets that are not real property) of the Company as set forth in the work papers and other supporting documentation (collectively, “Asset Value Documentation”) used by KBS REIT and its accountants in determining its gross asset value as reported by KBS REIT in its then most recent applicable filing with the Securities Commission, and as certified by the Chief Financial Officer of KBS REIT as being the values contained in such work papers and other supporting documentation.

(y)	“First Threshold of Incentive Profits“ means an amount equal to 10% of the Profit Participation Threshold for an Applicable Portfolio.

(z)	“Fraud Loss” is defined in the definition of Termination Fee below.

(aa)
“Good News Capital Expenditures” means (i) all capital expenditures at a Property (as determined by GAAP) which are being funded in order to increase the value of a Property (for example upgrading the quality of materials located at a Property in order to charge tenants higher rent) as opposed to being funded to prevent or resolve repair or maintenance issues at a Property (for example repairing or replacing a root); (ii) all tenant improvements at such Property in connection with newly signed leases at such Property (including any lease renewals); and (iii) leasing commissions for new leases at such Property (including any lease renewals). Notwithstanding the foregoing to the contrary, in the event of a contractual renewal at Beaver Valley, Tenant improvements, leasing commissions and capital expenditures in connection with such contractual renewal, shall not be included in Good News Capital Expenditures, except to the extent that a subsequent non-contractual renewal is entered into during the Term of this Agreement for such leased space.

(bb)
“Governing Instruments” means, with respect to any Person, the articles of incorporation and bylaws in the case of a corporation, the certificate of limited partnership (if applicable) and partnership agreement in the case of a general or limited partnership or the articles of formation and operating agreement in the case of a limited liability company.

(cc)
“Gross Value” means the sum of (1) the gross sales price of anyone or more of the Properties included within any of the Applicable Portfolios sold from and after December 1, 2013 through and including the Measurement Date (with, for avoidance of doubt, no deduction for any mortgage debt, mezzanine debt, any other debt or any closing costs or customary closing adjustments (for example, taxes, prepaid expenses, cam charges, rents, leasing costs and similar items shall not be taken into account but prorations which are not customary but rather are in the nature of a seller providing income support or other inducements to a purchaser of a property shall be included) plus (2) the Fair Value of Applicable Portfolios as of the Measurement Date.

(dd)
“Incentive Profits” means the amount, if any, by which (A) Gross Value for each Applicable Portfolio exceeds (B) the sum of (1) the Profit Participation Threshold for such Applicable Portfolio, plus (2) all cash expended with respect to such Applicable Portfolio, if any, after December 1, 2013 to fund Good News Capital Expenditures at such Applicable Portfolio by KBS REIT or any of, its Affiliates and/or joint venture partner(s) (“Included Capital Contributions”). For avoidance of doubt, Incentive Profits shall be determined on (and paid on) an Applicable Portfolio by Applicable Portfolio basis taking into account all sales of Properties in an Applicable Portfolio from time to time (and all such Properties remaining as of the Measurement Date).

(ee)	“Included Capital Contributions” has the meaning set forth in the definition of Incentive Profits.

(ff)	“KBS REIT” means KBS Real Estate Investment Trust, Inc.

(gg)
“Material Breach” means fraud, misappropriation of funds, or embezzlement against Company or other willful and material violation of this Agreement by Manager in its corporate capacity (as distinguished from the acts of any employees of Manager which are taken without the complicity of any of the Executive Officers) which is not cured within thirty (30) days after notice thereof from Company and which would have a material adverse effect on the Company. Manager and Company each agree to promptly notify the other of any Material Breach that Manager or Company is aware of or becomes aware of during the Term.

(hh)
“Material Control Failure” means any “significant deficiencies” or any “material control weakness” identified by the Manager’s independent external auditors or by the Company’s internal auditors; provided, however, a Material Control Failure shall not occur if: (i) the “significant deficiencies” or “material control weakness” arose out of the actions of persons employed by Company; or (ii) Manager has cured such breach within a period of fifteen (15) days after notice of such fact or in the case of a breach that cannot be cured, has diligently modified its internal controls in order to prevent re-occurrence. Manager and Company each agree to promptly notify the other of any Material Control Failure that Manager or Company is aware of or becomes aware of during the Term. Company and Manager hereby agree that no Material Control Failure shall exist based on events or circumstances which arose prior to the date hereof and which Company is aware of as of the Effective Date.

(ii)
“Measurement Date” means the earliest to occur of (a) December 31, 2016 (or December 31, 2017 if the Extension Option is properly exercised as provided for in Section 2(a) below), (b) the date on which Company, directly or indirectly, sells, conveys or otherwise transfers (together with all prior transfers) at least ninety percent (90%) of the Properties (by value), including, but not limited to a Sale, merger, reorganization, issuance of equity securities or other recapitalization of the Company or its Subsidiaries, affiliates, or parent companies (whether or not the Company, its Subsidiaries, affiliates or parent companies is the surviving entity in such transaction); (c) the effective date of the termination of this Agreement for Cause; or (d) the effective date of the termination of this Agreement pursuant to Section 12 hereof following a BD2 Sale.

(jj)	“Offset Amounts” means any damages incurred by Company as a result of Cause, as determined by the Arbitrators.

(kk)
“Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

(ll)
“Profit Participation Percentage” means (i) 10% for Incentive Profits with respect to an Applicable Portfolio up to and including the First Threshold of Incentive Profits; (ii) 20% for Incentive Profits with respect to an Applicable Portfolio in excess of the First Threshold of Incentive Profits but less than or equal to the Second Threshold of Incentive Profits; and (iii) 30% for Incentive Profits with respect to an Applicable Portfolio in excess of the Second Threshold of Incentive Profits.

(mm)	“Profit Participation” has the meaning assigned in Section 7(b).

(nn)	“Profit Participation Threshold” means the amount for each of the Applicable Portfolios as set forth on Annex A-2

(oo)	“Properties” means the fee or leasehold interest in the real estate assets described on Annex A-1 attached hereto and made a part hereof.

(pp)	“Response Notice” has the meaning set forth in Section 9.

(qq)	“Sale” (or “Sells” as applicable) means any sale, transfer, conveyance or other assignment including, any long term (being more than 15 years) ground lease of all or substantially all of a Property.

(rr)	“Second Threshold of Incentive Profits” means an amount equal to 20% of the Profit Participation Threshold for an Applicable Portfolio.

(ss)
“Service Failure” means (i) the failure of Manager to provide a substantively equivalent level of asset management and performance under this Agreement which is Consistent with Past Practices; provided, however, a Service Failure shall not be deemed to have occurred if Manager has substantially cured such failure within a period of ten (10) days after written notice outlining the specific details of such failure, and (ii) the failure of Manager to provide a substantively equivalent level of accounting services and performance under this Agreement which is Consistent with Accounting Past Practices; provided, however, a Service Failure shall not be deemed to have occurred if Manager has substantially cured such failure within a period of ten (10) days after written notice outlining the specific details of such failure. Manager agrees to promptly notify Company of any Service Failure that Manager is aware of or becomes aware of during the Term.

(tt)
“Settlement Agreement” means, collectively, that certain (a) Collateral Transfer and Settlement Agreement, dated as of September 1,2011, by and among GKK Stars Acquisition LLC (“GKK Stars”), KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC, and (b) Acknowledgment and Consent Agreement, dated as of September 1,2011, by and among Goldman Sachs Mortgage Company, Citicorp North America, Inc., GKK Stars, KBS Acquisition Sub, LLC, KBS GKK Participation Holdings I, LLC, KBS GKK Participation Holdings II, LLC, KBS Debt Holdings Mezz Holder, LLC and KBS Acquisition Holdings, LLC.

(uu)
“Subsidiary” means any direct or indirect subsidiary of the Company, any partnership, the general partner of which is the Company or any direct or indirect subsidiary of the Company and any limited liability company, the managing member of which is the Company or any direct or indirect subsidiary of the Company.

(vv)	“Systemic Accounting Failure” has the meaning set forth in Section 9.

(ww)	“Systemic Accounting Failure Notice” has the meaning set forth in Section 9.

(xx)
“Termination Fee” means: (a) $7,500,000 for any termination of this Agreement by the Company pursuant to Section 12(1)(B) of this Agreement, which termination is effective prior to January 1, 2016, (b) $3,750,000 for any termination of this Agreement by the Company pursuant to Section 12(1)(B) of this Agreement effective on or after January 1,2016 and on or prior to December 31, 2016, and (c) $0.00 for any termination of this Agreement pursuant to Section 12(l)(B) of this Agreement on or after January 1, 2017. Notwithstanding the foregoing, at such time as Company pays to Manager the full Profit Participation payable to Manager as set forth in Section 7(b) hereof as a result of the termination of this Agreement by the Company pursuant to Section 12(1)(B) of this Agreement, Manager shall rebate to the Company all or a portion of (but not in excess of) the Termination Fee paid by Company to Manager in an amount equal to 50% of (X) the amount by which the Profit Participation paid by Company to Manager exceeds (Y) (1) $15,000,000 for a termination effective prior to January 1, 2016 or (2) the Third Year Termination Baseline for a termination effective on or after January 1, 2016 and on or prior to December 31, 2016. The parties agree that the amount of the foregoing rebate may be offset against the payment by the Company to Manager of the Profit Participation triggered by the termination of this Agreement pursuant to Section 12(1)(B) hereof. Notwithstanding anything in this Agreement to the contrary, in the event of a termination of this Agreement by Company pursuant to Section 12(1)(A), Manager shall not receive a Termination Fee. Additionally, in the event (i) there is no Profit Participation, and (ii) Company suffers an unreimbursed actually incurred loss, cost or expense arising out of the fraud, misappropriation of funds or embezzlement against Company or other willful and material violation of this Agreement by manager or any employees of Manager (a “Fraud Loss”), then the parties agree that the amount of the Fraud Loss may be offset against the payment by the Company to Manager of any Termination Fee.

(yy)	“Third Threshold of Incentive Profits” means an amount equal to 30% of the Profit Participation Threshold for an Applicable Portfolio.

(zz)	“Third Year Termination Baseline” means the amount set forth on Annex E.

2.	Appointment and Duties of Manager.

(a)
Appointment. Unless earlier terminated in accordance with the terms of this Agreement, commencing on the Effective Date and continuing until December 31, 2016, the Company hereby appoints Manager as its exclusive asset manager to manage the Properties subject to the further terms and conditions set forth in this

Agreement. So long as the Company is not in default of its obligations hereunder, Company shall have the right to extend the foregoing expiration date to December 31, 2017 by delivery of written notice to Manager irrevocably exercising such option, such notice, to be effective must be delivered no later than May 30, 2016 (herein, the “Extension Option”). Subject to the terms and conditions of this Agreement, Manager hereby agrees to use its commercially reasonable efforts to perform each of the duties set forth herein , provided funds are made available by the Company for such purposes, as set forth in Section 8 hereof.

(b)	Duties. Manager will perform (or cause to be performed) the following services and activities for the Company, all of which activities shall be performed Consistent with Past Practices:

(i)
administering or overseeing the Company’s day-to-day operations and performing and supervising the performance of other administrative functions necessary to the Company’s management, including the collection of revenues and the payment of the Company’s debts and obligations (subject to funds being made available to Manager to pay such debts and obligations), and in the event of an emergency, Manager shall use commercially reasonable efforts to notify Company of such emergency as soon as reasonably possible;

(ii)	serving as the Company’s consultant with respect to the periodic review of the Properties;

(iii)	investigating, analyzing and selecting possible opportunities for the sale of anyone or more of the Properties;

(iv)
retaining and supervising third parties or affiliates to provide property management services with respect to those Properties that are not otherwise managed by a tenant pursuant to the terms of such tenant’s lease;

(v)
engaging and supervising, on the Company’s behalf and at the Company’s expense, independent contractors which provide real estate-related services, property management services, legal services, accounting services, due diligence services and such other services as may be required relating to the Properties;

(vi)
to the extent expressly authorized by the Company in writing, negotiating, and closing on the Company’s behalf the sale, exchange or other disposition of any of the Properties (it being understood that third party fees and expenses may be incurred at the Company’s expense in connection with any such disposition efforts);

(vii)
arranging, negotiating, coordinating and managing operations of any joint venture or co-investment interests held by the Company with respect to the Properties and conducting all matters with any joint venture or co-investment partners;

(viii)	monitoring the operating performance of the Properties;

(ix)
providing oversight (including providing development budgets) with respect to construction, development and other capital improvement projects being undertaken at any Property (whether on site or located off site but for the benefit of the Property) including, without limitation, tenant improvements being undertaken by, or at the direction of, a tenant at any Property (herein, “Construction Projects”) ;

(x)	providing or overseeing the following accounting related services Consistent with Accounting Past Practices:

(1)
administration and maintenance of general ledger accounts in the Company’s MRI accounting system using the Company’s approved chart of accounts. The Company’s books are to be separate from Manager’s and/or any other Subsidiary’s books;

(2)
administration and maintenance of general ledger on both a cash and US GAAP basis. US GAAP shall include, among other things, straightlining of rent, FAS 141 setup and maintenance, and proper treatment of lease incentives;

(3)	monthly cash cutoff, other than at the end of the calendar year, shall be on the 20th of each month. Accruals are to be through the end of each month;

(4)
administration and maintenance of a general ledger trial balance, balance sheet, income statement and certain other reports the Manager customarily prepares in the normal course of business and periodic distribution of such reports to the Company;

(5)	preparation of period-end reconciliations and associated period-end journal entries for all significant balance sheet accounts;

(6)	accounting oversight including review of monthly trial balances and supporting documentation and timely correct bank reconciliations;

(7)	ensure that all expense invoices are submitted for “proper approval” before processing them for payment;

(8)	administration of accounts payable (including check generation and wire transfers);

(9)	administration of timely payment and recordation of any required principal and interest payments under any underlying debt of the Properties;

(10)	administration of recurring cash transfers between bank accounts;

(11)
determine monthly accruals for any costs incurred and unpaid, regardless of whether actual invoice has been received, including fixed expenses, and non-recurring expenses such as repair and maintenance and capital expenditures. Accruals will be reviewed with the budget and changes will be recommended as necessary and reflected in accruals. Notwithstanding the foregoing, Manager will utilize a quarterly accrual process for construction in process. All other accruals will be prepared monthly;

(12)	administration of accounts receivable and collections including daily posting of cash receipts;

(13)	maintenance of lease database including preparation of lease abstracts for new and modified lease agreements and preparation of related schedules such as lease inventory reports and rent rolls;

(14)	recording and maintenance of depreciation and amortization on all the following basis- GAAP, tax, and E&P. Depreciation is to be available as requested in a excel downloaded format;

(15)
monitor the Company’s compliance with internal policy guidelines as provided by the Company, including those applicable under Sarbanes-Oxley and including loan covenants with respect to applicable financing arrangements;

(16)
act as liaison between the Company and its independent accountants to provide backup and answer questions with respect to information presented on the general ledger, trial balance, balance sheet, income statement and certain other reports the Manager customarily prepares in the normal course of business;

(17)
maintenance of all accounting records supporting the financial statements (consistent with the Company’s record retention program) in reasonable fashion and separate and discrete from the Manager’s accounting records; and

(18)	following all documented accounting and internal control policies, processes and procedures as they currently exist and/or may be established in the future with the approval of Manager and Company.

(xi)	advising the Company with respect to qualifying to do business in all applicable jurisdictions and to obtain and maintain all appropriate licenses;

(xii)	assisting the Company in complying with all regulatory requirements applicable to the Company in respect of its business activities;

(xiii)	assisting with the preparation of work papers for required tax filings and reports;

(xiv)
communicating on the Company’s behalf, with any first mortgage lenders having loans on any of the Properties and with any landlords with respect to any leased Properties and providing written reports to such lenders in connection therewith to the extent required by the loan documents applicable to such loans;

(xv)
using commercially reasonable efforts to oversee the property managers and to not consent or authorize the property managers to incur expenses by or on behalf of the Company other than in accordance with the Approved Budget (subject to any variance permitted in accordance with the applicable property management agreements);

(xvi)
provide additional services reasonably requested by Company which are consistent with the services currently being provided by Manager as of the Effective Date (for purposes of clarification, if any requested services will require Manager to hire new employees, then such services shall fall under romanette (xvii) below); and

(xvii)
providing additional services to, or for the benefit of, the Company as may be mutually agreed upon by the Company and Manager (which additional services may require the payment of additional fees to Manager as may be agreed upon by Company and Manager).

(c)	404 Services. As of the Effective Date of this Agreement, the Manager shall:

(i)
provide Company with reasonable access to internal documents, reports, risk assessments, process narratives and other information pertaining to and/or used by Manager in connection with ensuring compliance with Section 404 of the Sarbanes-Oxley Act;

(ii)
allow Company’s internal audit to perform property audits, walkthroughs, process documentation, control testing and any other procedure needed to comply with Section 404 of the Sarbanes-Oxley Act on an annual basis;

(iii)	make changes as reasonably requested by the Company to its accounting reporting requirements; and
(iv) make available to the Company, its internal audit team and its accountants all necessary books, records and other information needed in order to permit Company to complete ongoing audits.

(d)
Property Management Subcontracts. Consistent with Past Practices and subject to the prior written approval of Company, such approval not to be unreasonably withheld, delayed or conditioned, Manager may enter into agreements with other parties (on the Company’s standard form), including its affiliates, at market rates and costs for the purpose of engaging one or more property managers for and on behalf, and at the sole cost and expense, of the Company to provide property management and/or similar services to the Company with respect to the Properties. Notwithstanding the foregoing, all new property management contracts shall be terminable upon thirty (30) days’ notice without penalty.

(e)
Other Service Providers. Manager may retain for, and on behalf of, the Company, and at the sole cost and expense of the Company, at market rates and costs, such services of accountants, legal counsel, appraisers, insurers and brokers, among others, including Manager’s affiliates, as Manager deems necessary or advisable in connection with the management and operations of the Company and the provision of its duties under this Agreement; provided, that any such agreement entered into with an affiliate of Manager to perform any such services shall be engaged on terms no more favorable to such affiliate than would be obtained from a third party on an arm’s-length basis and if the costs and expenses of such third party contracts exceed $10,000 in any calendar year they will be subject to the Company’s approval. Notwithstanding the foregoing, all new third party contracts shall be terminable upon thirty (30) days’ notice without penalty.

(f)
Claims. Should any claims, demands, suits or other legal proceedings in respect to any of the Properties be made or instituted against Company or any Subsidiary, Manager shall reasonably assist the Company in the defense or other disposition thereof.

(g)	Employees. All matters pertaining to the employment, supervision, compensation and promotion of Manager’s employees are the sole responsibility of Manager.

(h)	Reporting Requirements.

(i)
Manager shall prepare, or cause to be prepared, with respect to the Properties: (a) reports and information on the Properties’ operations and performance as described on Annex B attached hereto in form and substance and to the extent Consistent with Past Practices and Consistent with Accounting Past Practices; and (b) such other reports as may be reasonably requested by Company. Monthly and quarterly books shall be finalized and available for review by Company as soon as reasonably practicable and in any event shall be available for review by Company within seven (7) business days following the 20th of each month other than December and within seven (7) business days following December 31st;

(ii)	Intentionally Omitted

(iii)
Manager shall prepare, or cause to be prepared, all materials and data necessary to complete an annual audit of the Company’s books of account by a nationally recognized independent accounting firm of good reputation, initially Ernst & Young; and

(iv)
Additionally and notwithstanding anything in this Agreement to the contrary, Manager acknowledges and agrees that it will prepare the financial accounting reports required by all mortgage loans which affect the Properties.

(i)	Budgets and Business Plans:

(1)
The operating and capital budget (the “Budget”) for the operation, repair and maintenance of each of the Properties for 2013 (the “2013 Budget”) has been submitted to, and has been approved by, Company. On or before the date specified each year by the Company (but no earlier than July 31st, nor later than October 31st), Manager shall prepare and submit to Company a preliminary Budget for the next calendar year followed by a final Budget for the next calendar year, incorporating any changes requested by Company. Such Budgets shall be uploadable by the MRI accounting system and shall:

(A)
Be prepared on a basis Consistent with Past Practices and Consistent with Accounting Past Practices and in sufficient form and detail that when uploaded into the MRI accounting system, can be used by the Company to prepare a cash and accrual basis budget; and

(B)
Show a month by month projection of income, expenses, capital expenditures and reserves. After written approval of each such Budget by Company (each such approved Budget being an “Approved Budget”), Manager shall oversee the implementation by the property managers of the Approved Budget.

(C)
Manager shall prepare on a monthly basis (i) variance analysis of rental income as compared to budget (to be prepared as part of a 13 month trend analysis); (ii) variance analysis of common area maintenance (CAM) percentages as compared to prior month actual (to be prepared as part of a 13 month trend analysis); (iii) variance analysis of actual expenses as compared to prior month actual; and (iv) comparison of actual expenses to budgeted expenses as requested, but not more than quarterly.

(2)
For Significant Properties in major metropolitan areas, Manager shall provide Company such other information reasonably requested by Company including: (i) a list of all properties competitive with the Properties, a list of the tenants of each, and all other reasonably available information for such competitive properties, and (ii) basic demographic data relating to the market area of the Properties, including population growth, major employers, employment and unemployment levels and, if a property is a retail property, retail sales and housing starts in such area.

(3)	From time to time, upon Company’s request, such other information with regard to Properties as may reasonably be requested including the following:

(A)	Supporting leases and lease abstracts as requested;

(B)
Cash flow projection broken out by NOI, capital expenditures, debt service payments, principal draws and paydowns, and projected net sales proceeds updated as requested over the assets’ expected hold period to the extent Company advises Manager of such hold period (or if not provided, the hold period shall be deemed to be equal to 5 years), but at a minimum on a quarterly basis and provided in a format approved by Company; and

(C)
Property Performance Report (“PPR”): Manager shall provide to Company a Quarterly PPR for each of the Properties, in the form attached hereto as Annex C. Manager shall use good faith efforts to provide such PPRs to Company by the third week of each calendar quarter, but in any event, shall provide such Quarterly PPRs to Company by the last day of the month following the month with respect to which the PPR is applicable.

(j)
Use of Manager’s Funds. Manager shall not be required to expend money in excess of that contained in any applicable Company Account or otherwise made available by the Company to be expended by Manager hereunder.

(k)
Reliance by Manager. Manager, in performing its duties under this Section 2, shall be entitled to rely on qualified experts and professionals (including, without limitation, accountants, legal counsel and other professional service providers) hired by Manager at the Company’s sole cost and expense.

(l)
Payment and Reimbursement of Expenses. The Company shall pay all expenses, and reimburse Manager for Manager’s expenses incurred on its behalf, in connection with any such services to the extent such expenses are reimbursable by the Company to Manager pursuant to Section 8 hereof.

3.	Dedication; Other Activities.

(a)
Devotion of Time. Manager will provide a management team (“Team”) to deliver the management services to the Company hereunder. Manager covenants to the Company that the Team shall devote sufficient time to the management of the

Company to satisfy its responsibilities under this Agreement and to properly perform its duties and obligations under this Agreement, including, without limitation, (i) to address and remedy any and all accounting processes and errors which have occurred by Manager and its Team over the prior twelve (12) calendar month period, and (ii) timely providing correct bank reconciliations. The Company shall have the benefit of Manager ’s reasonable judgment and effort in rendering services and, in furtherance of the foregoing, Manager shall not undertake activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

(b)
Other Activities. Except to the extent set forth in clause (a) above, nothing herein shall prevent Manager or any of its affiliates or any of the officers and employees of any of the foregoing from engaging in other businesses, or from rendering services of any kind to any other Person .

4.
Bank Accounts. At the direction of the Company, Manager may establish and maintain on behalf of the Company one or more bank accounts in the name of the Company or any other Subsidiary (any such account, a “Company Account”), collect and deposit funds into any such Company Account and disburse funds from any such Company Account, Consistent with Past Practices and Consistent with Accounting Past Practices and in accordance with the terms of this Agreement. Notwithstanding the foregoing, Manager shall designate control of any such Company Account to the Company and the Company shall give to Manager joint signature authority with respect to checks for such bank: accounts. Manager shall from time to time render appropriate accountings of such collections and payments to the Company and, upon request, to the auditors of Company as set forth in Section 2 of this Agreement. The bank: at which such accounts will be maintained shall be subject to the approval of Company.

5.	Records; Confidentiality.

(a)
Records. Manager shall maintain appropriate books of account and records relating to services performed under this Agreement, and such books of account and records shall be accessible for inspection by representatives of the Company at any time during normal business hours.

(b)
Confidentiality. Manager shall keep confidential any nonpublic information obtained in connection with the services rendered under this Agreement and shall not disclose any such information (or use the same except in furtherance of its duties under this Agreement), except: (i) with the prior written consent of the Company; (ii) to legal counsel, accountants and other professional advisors; (iii) to appraisers, consultants , financing sources and others in the ordinary course of the Company’s business; (iv) to governmental officials having jurisdiction over the Company; (v) in connection with any governmental or regulatory filings of the Company or disclosure or presentations to Company investors; or (vi) as required by law or legal process to which Manager or any Person to whom disclosure is permitted hereunder is a party. The foregoing shall not apply to information which has previously become available through the actions of a Person other than

Manager not resulting from Manager’s violation of this Section 5(b). The foregoing is not intended to prevent Manager or its Affiliates from, and Manager is permitted to, bid on Properties offered for sale by the Company even if such bid utilizes confidential information; provided, however, prior to bidding or participating in any foreclosure sale of any of the Properties, (i) Manager or any Affiliate of Manager shall first notify Company and KBS REIT in writing of Manager’s or any of its Affiliate’s interest in bidding on any such foreclosure sales of any Properties, (ii) Manager shall represent and warrant to Company and KBS REIT in writing that Manager is unaware of any material information (whether written or oral) relating to the Properties offered for sale that is not available to the Company, and (iii) Manager shall recuse itself from the sales process for such Properties, and Manager shall not be privy to any other bids for such Properties.

6.	Obligations of Manager; Restrictions .

(a)
Restrictions. Manager shall refrain from any action that, in its sole judgment made in good faith, would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company or the Properties. Furthermore, Manager shall use its good faith, commercially reasonable efforts to not authorize the property managers to take actions that would cause the Company to incur costs in excess of that set forth in the Approved Budget (plus any variance afforded the property managers pursuant to the property management agreements) without first advising the Company of such costs and obtaining their approval. If Manager is ordered to take any such action by the Company, Manager shall promptly notify the Company of Manager’s judgment that such action would violate any such law, rule or regulation or would be for a cost in excess of that set forth in the Approved Budget. Notwithstanding the foregoing, the Manager, shall not be liable to the Company or any Subsidiary, or any of the Company’s stockholders, members or partners for any act or omission by Manager, its managers, directors, officers, employees or agents taken in good faith or except as provided in Section 10 hereof.

(b)
Manager’s Insurance. Manager shall maintain the following insurance in Manager’s name applicable to Manager’s activities under this Agreement (collectively, “Manager’s Insurance”): (i) “errors and omissions” coverage with an aggregate policy limit of $10,000,000, (ii) commercial crime coverage with an aggregate policy limit of not less than $1,000,000, (iii) broad form commercial general liability coverage in an amount not less than $20,000,000 combined single limit, (iv) automobile liability coverage for both owned and non-owned vehicles, in an amount not less than $5,000,000 combined single limit and (v) workers compensation insurance as required by law covering all Manager’s employees (and, when required by law, compulsory non-occupational disability insurance).

(c)
Manager’s Insurance Requirements. Manager’s Insurance shall be underwritten by reputable, financially sound companies. Manager shall furnish Company with certificates evidencing Manager’s Insurance within ten (10) business days following the Effective Date and thereafter upon renewing or replacing such insurance. Manager’s Insurance policies shall provide that they may not be cancelled or modified unless thirty (30) days’ prior written notice of such cancellation or modification has been provided to Company. Company shall be named as a loss payee on Manager’s commercial crime insurance policy.

(d)
Company’s Insurance. Company and Manager acknowledge and agree that Company, at its expense, has obtained property and liability insurance with respect to the Properties and shall maintain and keep in force such property and liability insurance to the extent reasonably and commercially feasible (“Company’s Insurance”). Company shall deliver to Manager certificates of insurance evidencing Company’s Insurance within ten (10) business days following the Effective Date, which certificates shall state that Company’s Insurance shall be primary and non-contributory as to claims made against Company and Manager and which are not covered by Manager’s indemnity pursuant to Section 10 below. Manager shall be named as an additional insured on Company’s liability insurance and evidence thereof shall be furnished to Manager. Manager shall furnish any information that is reasonably requested or required by Company for the purpose of establishing the placement of insurance coverage and shall aid and cooperate in every reasonable way with respect to such insurance and any loss thereunder. Manager shall promptly notify Company and the insurance carrier if Manager receives notice of any loss, damage or injury with respect to any of the Properties. Company shall cause Manager to be covered as an additional insured under Company’s Commercial General Liability Insurance covering the Properties. To the extent that Company is entitled to any Offset Amounts or reimbursement of Fraud Losses as expressly provided for herein, Manager shall be entitled to receive any subsequent recoveries from any insurance policies relating to such Offset Amounts. Company shall use commercially reasonable efforts to pursue any insurance claims relating to Offset Amounts or Fraud Losses.

7.	Compensation.

(a)
Management Fee. For the entire term of this Agreement, Company hereby agrees to pay to Manager a management fee equal to $7,500,000 per year in equal monthly installments of $625,000, plus reimbursement of all property related expenses paid by Manager on behalf of Company (together, the “Base Management Fee”), payable monthly in arrears, plus the amount, if any, of the Profit Participation, as described below. Notwithstanding the foregoing to the contrary, in the event Manager, after the Effective Date in its sale and absolute discretion, at any time or from time to time reduces the head count of employees providing services to Company in any material respect, Manager and Company agree that the Base Management Fee shall thereafter be reduced by an amount equal to the actual savings to Manager resulting from the reduction in head count (base salary and benefits and after payment of severance). In such event, Company and Manager shall execute a writing setting forth the new Base Management Fee.

(b)	Profit Participation.

(i)
Calculation. Company shall also pay to Manager a profit participation (“Profit Participation”) in an amount equal to the Profit Participation Percentage of the Incentive Profits minus any Offset Amounts and Fraud Losses (without double counting). The Profit Participation shall be determined on an Applicable Portfolio by Applicable Portfolio basis taking into account all sales of Properties in an Applicable Portfolio from time to time (and all such Properties remaining as of the Measurement Date). For avoidance of doubt, an example of the calculation of the Profit Participation is attached hereto as Annex D.

(ii)	Intentionally Omitted

(iii)
Reporting; Inspections. Manager will require, and Company shall provide: (i) Asset Value Documentation (to be delivered no later than five (5) days following the public disclosure by KBS REIT of its net asset value); (ii) if this Agreement has been terminated prior to such date, any other reports and information reasonably requested by Manager and reasonably available to Company to verify or determine the amounts included in the calculation of the Profit Participation; and (iii) notice of all Affiliate transactions along with detail confirming those transaction are on third party terms. If Manager does not agree with the values of any net assets in the Company for the calendar year in which the Measurement Date occurs submitted by Company as set forth above, then Company shall make available to an independent third party selected by Manager and reasonably acceptable to Company (the “Third Party Reviewer”) the applicable Company books and records for such Third Party Reviewer to value such net assets. If such Third Party Reviewer’s valuation differs in any manner from the Company’s valuation of any net asset(s) and within seven (7) days of the receipt of such Third Party Reviewer’s valuation by the parties the Company and Manager are still not able to agree on the value of the applicable net asset(s), then within seven (7) days of the receipt of such Third Party Reviewer’s valuation by the parties, each of the Company and the Manager shall choose an arbitrator, and such arbitrators shall work in good faith to agree upon the value of the applicable net asset(s) within thirty (30) days of their selection. In the event such arbitrators cannot agree upon a value, they shall choose a third arbitrator who shall work in good faith to determine the value of the applicable net asset(s) within fifteen (15) days of his/her selection and such valuation shall be accepted by Company and Manager and shall be determinative and final. Representatives of the Manager shall have the right to inspect the books and records of the Company and its Subsidiaries at any time during normal business hours upon reasonable notice to the Company.

(iv)
Determination of Profit Participation. The obligation to pay the Profit Participation to Manager shall survive any termination of the Agreement (including a termination for Cause). The terms and provisions of this Agreement relating to the determination of the Profit Participation shall survive any termination of this Agreement (including a termination for Cause). The amount, if any, of the Profit Participation payable to Manager shall be determined on the Measurement Date (whether or not this Agreement has been terminated prior to such date).

(v)
Payment. Payment of the Profit Participation shall be due and payable in cash (except as otherwise set forth in the following sentence), within (a) five (5) business days following the sale of one or more Properties included in an Applicable Portfolio for an amount (when taking into account all prior sales within that Applicable Portfolio) that is at least equal to the Profit Participation Threshold for that Applicable Portfolio; and (b) with respect to the calculation of Equity Value as of the Measurement Date, no later than ten (10) business days following the calculation of such Gross Value which must be completed no later than sixty (60) days following the Measurement Date. If the Company sells Properties, or is itself sold, directly or indirectly, for non-cash consideration, Manager shall be paid a pro-rata portion of the Profit Participation in the form of such non-cash consideration.

(vi)
Survival. The obligation to pay the Profit Participation shall survive any direct or indirect Sale by Company, its parent or any Subsidiary, of all or any portion of the direct or indirect equity interests in Company or any of the direct or indirect equity interests in the entities which own the Properties (including, without limitation any merger, reorganization, issuance of equity securities or other recapitalization of the Company or its Subsidiaries, Affiliates or parent companies (whether or not the Company, its Subsidiaries, Affiliates or parent companies is the surviving entity in such transaction)).

(c)
No Interest in Company or Properties. Notwithstanding anything in this Agreement to the contrary, both Company and Manager acknowledge and agree that (i) the Profit Participation are simply contractual rights being granted by Company to Manager in this Agreement, and (ii) Manager shall have no equity interest whatsoever in the Properties, the Company or any of the Company’s Subsidiaries.

(d)
Construction Management. Company shall pay to Manager a fee (“Construction Oversight Fee”) equal to the Applicable Percentage of Construction Costs with respect to Construction Projects. The Construction Oversight Fee shall be paid on a monthly basis on or before the 5th day of each calendar month based on an agreed to schedule between the Company and Manager as it relates to each applicable Construction Project.

(e)
No Breach Event. The Company and Manager each acknowledge that (i) each of the Company and GKK Stars has completely satisfied each and every one of its respective obligations under the Settlement Agreement to the date of this Agreement, (ii) no Breach Event has occurred under the Settlement Agreement, and (iii) none of the Company or any affiliate of the Company has any right under the Settlement Agreement to (A) offset any amounts then and thereafter owing to Manager under this Agreement or (B) seek the return from Manager or any affiliate of Manager of any amounts accrued and paid under this Agreement. Manager acknowledges that GKK Stars still has continuing obligations set forth under Section 5.8 of the Settlement Agreement.

(f)
Releases. Each of the Company and the Manager acknowledge and agree on behalf of themselves and their respective officers, directors, managing directors, members, managers, principals, partners, shareholders, affiliates, subsidiaries , agents , attorneys, employees, heirs, executors, administrators , legal representatives, successors and assigns that the Release Effective Date (as defined in the Settlement Agreement) has occurred.

8.
Expenses. So long as such expenses are incurred by Manager in good faith in furtherance of the services provided by Manager under this Agreement, the Company shall pay all of its expenses and shall reimburse Manager for its documented reasonable expenses incurred on the Company’s behalf in accordance with this Agreement (collectively, the “Expenses”). Expenses include all reasonable and customary costs and expenses which are expressly designated elsewhere in this Agreement as the Company’s expenses, together with the following:

(a)	travel and out-of pocket expenses incurred in connection with the services provided by Manager under this Agreement;

(b)	costs of third-party professional fees including, but not limited to, legal, accounting, tax, auditing and other similar services performed for the Company;

(c)	compensation and expenses, including salary, bonuses, health and welfare benefits and liability insurance, for employees and independent contractors assigned to one or more Properties;

(d)	costs associated with establishing and maintaining bank accounts;

(e)	costs associated with any computer hardware or software used for the Company, including, but not limited to, any software or licenses required for Manager’s use of the MRI accounting system;

(f)	costs and expenses incurred contracting with third parties, including affiliates of Manager;

(g)	all other costs associated with the Company’s business and operations, including , but not limited to, costs of owning, protecting, maintaining, developing and disposing of Properties, including appraisal, engineering and environmental studies, reporting, audit and legal fees;

(h)	costs and expenses charged by states and municipalities on entities doing business in those locations;

(i)	costs and expenses incurred in connection with corporate and partnership maintenance and legal compliance including annual filing fees, state fees, service company charges and other items;

(j)	all expenses actually incurred by Manager which are reasonably necessary for the performance by Manager of its duties and functions in accordance with the terms of this Agreement;

(k)
actual wages, salaries and benefits of property accounting staff at the level of property controller and below, for all property accounting services relating to the Properties as agreed to by Company and Manager; and

(l)
payment to Manager for costs incurred in providing in house legal services to, or for the benefit of Company and/or the Properties, provided, that the total payment to Manager shall not exceed $41,667 for the balance of 2013 and shall not exceed $500,000 in any full calendar year thereafter and further provided that such $500,000 cap shall be reduced in a manner mutually agreed to by Company and Manager in the event Manager reduces its staff of in-house lawyers providing legal services for the benefit of the Company.

Manager may retain third parties including accountants, legal counsel, real estate underwriters and brokers, among others, on the Company’s behalf, and be reimbursed for such services. The provisions of this Section 8 shall survive the expiration or earlier termination of this Agreement to the extent such expenses have previously been incurred or are incurred in connection with such expiration or termination.

9.
Accounting Matters. In the event Company reasonably determines Manager is failing in a systemic and repeated manner to perform Accounting Services in any material respect (each such failure being a “Systemic Accounting Failure”), Company shall have the right to promptly notify Manager (the “Systemic Accounting Failure Notice”), in writing, of such event, which Accounting Failure Notice shall include a reasonably detailed description of such Systemic Accounting Failure together with all appropriate backup documentation. Within ten (10) business days of Manager’s receipt of such Systemic Accounting Failure Notice, Manager shall notify Company, in writing (the “Response Notice”), that it elects to cure in all material respects such Systemic Accounting Failure as described below. If Manager fails to deliver a Response Notice by the end of such ten (10) business day period, Company shall deliver to Manager a second Systemic Accounting Failure Notice containing the following legend prominently displayed in bold, all caps and fourteen (14) point or larger font in the transmittal letter requesting approval: THIS IS A SECOND NOTICE OF A SYSTEMIC ACCOUNTING FAILURE.

MANAGER’S RESPONSE IS REQUESTED WITHIN FIVE (5) BUSINESS DAYS. MANAGER’S FAILURE TO RESPOND WITHIN SUCH TIME PERIOD SHALL RESULT IN MANAGER BEING DEEMED TO HAVE AGREED THAT A SYSTEMIC ACCOUNTING FAILURE HAS OCCURRED AND MANAGER HAS ELECTED TO NOT CURE SUCH SYSTEMIC ACCOUNTING FAILURE. In the event that Manager fails to deliver a Response Notice to Company within five (5) business days of receipt of a second Systemic Accounting Failure Notice delivered with the legend described above, then Manager shall be deemed to have agreed that a Systemic Accounting Failure has occurred and Manager has elected to not cure such Systemic Accounting Failure and Company shall be entitled to the Remedy until such time as the Systemic Accounting Failure is cured as described below.
If Manager delivers a Response Notice it shall promptly commence and diligently proceed to correct the Systemic Accounting Failures noted by Company, which correction may be achieved by curing the specific Systemic Accounting Failures or by Manager correcting its internal controls, procedures and processes as appropriate to avoid a repeat of the identified Systemic Accounting Failure and which cure must be completed, in any event, no later than fifteen (15) business days following the receipt of the initial Systemic Accounting Failure Notice; provided, however, with respect to a cure that requires performance by Manager on a quarterly basis, Manager shall complete such cure within such fifteen (15) business day period (and shall be charged a Remedy if such cure is not completed within such fifteen (15) business day period) and provided such cure is in place within such fifteen (15) business day period, Manager shall not be charged a Remedy unless in the next following applicable quarter such cure fails. If Manager fails to so cure such Systemic Accounting Failure on or before said fifteen (15) business day period (or next quarter as applicable), then, as the Company’s sole remedy, a portion of the Base Management Fee payable to Manager in an amount equal to $100,000 per month (or $3,333.33 per day per Systemic Accounting Failure until all such Systemic Accounting Failure(s) are cured, as reasonably determined by Company) shall be retained by Company, and shall not paid to Manager (herein, the “Remedy”).
Notwithstanding the foregoing to the contrary, Manager shall have the right to dispute the existence of a Systemic Accounting Failure and submit such matter to the Arbitrators for their determination as set forth in the definition of Cause; provided, however, during such determination, Manager shall use best efforts to reasonably address any concerns raised by Company and notwithstanding the forgoing, Company shall be entitled to the Remedy if a Systemic Accounting Failure is not cured within the applicable cure period set forth above (without Manager being deemed to agree that a Systemic Accounting Failure has occurred) regardless of whether or not Manager is disputing the existence of a Systemic Accounting Failure. However, if at a later date the Arbitrators determine that there was not a Systemic Accounting Failure, then Company shall promptly reimburse the Remedy to Manager. If the Arbitrators conclude that a Systemic Accounting Failure has occurred, then Company shall have the right to cure such Systemic Accounting Failure within the time frames set forth above or a Remedy shall be due.

10.	Limits of Manager Responsibility; Indemnification.

(a)
Pursuant to this Agreement, Manager will not assume any responsibility other than to render the services called for hereunder and will not be responsible for any action of the Company in following or declining to follow its advice or recommendations. Except in the event of a Material Breach, Manager will not be liable to the Company, any Subsidiary, any of their directors, officers, stockholders, managers, owners or partners for acts or omissions performed or not performed in accordance with and pursuant to this Agreement. In no event shall any Affiliate of the Manager or any of the Manager’s or its Affiliates respective members, stockholders, partners, managers, directors, officers, employees and agents be liable to the Company, any Subsidiary, any of their directors, officers, stockholders, managers, owners or partners for acts or omissions performed or not performed in accordance with, pursuant to or otherwise in connection with this Agreement The Company agrees to indemnify Manager and its Affiliates and their respective members, stockholders, partners, managers, directors, officers, employees and agents with respect to all expenses, losses, actual damages , liabilities, demands, charges and claims arising from acts or omissions of Manager performed in good faith in accordance with and pursuant to this Agreement and not resulting from the gross negligence or willful misconduct of Manager or as a result of the reckless disregard by Manager of its duties hereunder, as determined pursuant to a final, non-appealable order of a court of competent jurisdiction; provided, however, Manager first agrees to (i) make all necessary claims under the Manager’s Insurance that Manager is required to carry under this Agreement, (ii) use best efforts to pursue such claims until completion, and (iii) first use all proceeds of such claims, prior to making any claims against the Company under this Section 10. Manager agrees to indemnify Company and its directors and officers with respect to all expenses, losses, actual damages , liabilities, demands, charges and claims arising from acts of Manager constituting willful misconduct, gross negligence or reckless disregard of its duties under this Agreement by Manager, as determined pursuant to a final, non-appealable order of a court of competent jurisdiction. The provisions of this Section 10 shall survive the expiration or earlier termination of this Agreement.

(b)
In the event of a Breach, regardless of whether or not such Breach is a Material Breach, (i) Manager shall reimburse Company (A) any funds or monies which Company loses due to fraud, misappropriation of funds or embezzlement by Manager in its corporate capacity and (B) all out of pocket costs and expenses incurred by the Company relating to such matters and (ii) the Company shall be entitled to pursue all rights and remedies available at law or in equity, except as otherwise set forth herein .

11.
No Joint Venture/Independent Contractor. Nothing in this Agreement shall be construed to make the Company and Manager partners or joint venturers or impose any liability as such on either of them. Manager in performance of its duties however is an independent contractor.

12.	Term; Termination.

The “Term” of this Agreement is from the Effective Date through December 31,2016, (or December 31, 2017 if the Extension Option is properly exercised) subject to the right of (1) the Company to terminate this Agreement: (A) at any time on thirty (30) days prior written notice for Cause; or (B) with no requirement of Cause upon the satisfaction of the following conditions: (i) the closing of the sale of all or substantially all of the Properties comprising the BD2 portfolio (the “BD2 Sale”); (ii) 60 days prior written notice of termination delivered by the Company to the Manager, which notice shall be irrevocable and which notice may only be delivered following the closing of the BD2 Sale; and (iii) the payment of the Termination Fee by Company to Manager in immediately payable funds on or prior to the effective date of termination; and (2) the right of manager to terminate this Agreement in the event of a Company Default.

13.
Action Upon Termination or Expiration of Agreement. Without limiting the obligation of Company to pay to Manager the Profit Participation and the Termination Fee (to the extent otherwise payable) and without limiting the obligation of the Company to continue to comply with the reporting requirements contained herein for the benefit of the Company which shall expressly survive any termination of this Agreement), from and after the effective date of a termination of this Agreement, Manager shall not be entitled to the Base Management Fee or Construction Oversight Fee for further services under this Agreement, but shall be paid all compensation accruing to the date of termination and shall be reimbursed for properly incurred expenses. Upon such termination or expiration, Manager shall reasonably promptly:

(a)
after deducting any accrued compensation and reimbursement for Expenses to which it is then entitled, pay over to the Company all money collected and held for the account of the Company pursuant to this Agreement;

(b)
deliver to the Company a full accounting, including a statement showing all payments collected and all money held by it, covering the period following the date of the last accounting furnished to the Company with respect to the Company and through the termination date; and

(c)
upon notice of termination of this Agreement, Manager shall immediately gather all books, records, accounts and any and all other records, documents or materials relating to the Properties or the Company as may be in the possession or control of Manager, including, without limitation, diskettes containing reports or other materials generated in connection with the performance by Manager of its services hereunder, originals of all insurance policies, bills of sale, leases, licenses , service contracts, permits, plans, equipment, tools, supplies and keys with respect to the Properties; and Manager shall provide to Company a list of employees who perform services relating to the Properties after Manager has determined which of such employees shall be terminated. Upon the effective date of termination, Manager shall (i) deliver to Company or its designee all of such books, records, accounts and other materials and any and all other records or documents pertaining to the Properties, whether or not enumerated herein, which are necessary or desirable for the ownership and operation of the Properties, (ii) assign to Company any and all rights Manager may have in and to any existing contracts, licenses and permits relating to the operation and maintenance of the Properties, if any, (iii) provide the Company with access to Manager’s electronic accounting and leasing data so that such information can be uploaded into the Company’s accounting and property management systems, and (iv) furnish such information and take all such actions as Company shall reasonably require, in order to effectuate an orderly and systematic ending of the duties and activities of Manager under this Agreement.

14.
Release of Money or other Property Upon Written Request. Manager agrees that any money or other property of the Company held by Manager under this Agreement shall be held by Manager as custodian for the Company, and Manager’s records shall be clearly and appropriately marked to reflect the ownership of such money or other property by the Company. Upon the receipt by Manager of a written request signed by a duly authorized officer of the Company requesting Manager to release to the Company any money or other property then held by Manager for the account of the Company under this Agreement, Manager shall release such money or other property to the Company within ten (10) business days following such request. Manager shall not be liable to the Company, any Subsidiary or any of their respective directors, officers, stockholders, managers, owners or partners for any acts or omissions by the Company in connection with the money or other property released to the Company in accordance with the terms hereof. The Company shall indemnify Manager and its affiliates and their respective members, stockholders, partners, managers , directors, officers, employees and agents against any and all expenses , losses, damages, liabilities, demands, charges and claims of any nature whatsoever which arise in connection with Manager’s release of such money or other property to the Company in accordance with the terms of this Section 14. Indemnification pursuant to this Section 14 shall be in addition to any right to indemnification under Section 10.

15.
Notices. Unless expressly provided otherwise in this Agreement, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of (a) personal delivery, (b) delivery by a reputable overnight courier, (c) delivery by facsimile transmission against answerback, or (d) delivery by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

If to the Company:	c/o KBS Capital Advisors, LLC 620 Newport Center Drive, Suite 1300 Newport Beach, CA 92660 Attn: Brian Ragsdale and David Snyder

With a copy to:	Greenberg Traurig, LLP 3161 Michelson Drive, Suite 1000 Irvine, CA 92612 Attn: Bruce Fischer

With a copy to:	Mayer Brown LLP

700 Louisiana, Suite 3400 Houston, Texas 7702 Attn: Ronald M. Shoss

If to Manager:	c/o Gramercy Property Trust, 521 Fifth Avenue, 30th Floor New York, New York 10175 Attn: Allan B. Rothschild and Peter Tubesing

With a copy to:	Kirkland & Ellis, LLP 300 N. LaSalle Street Chicago, IL 60654 Attn: Andrew D. Small
Any party may change the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 15 for the giving of notice.

16.
Binding Nature of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

17.
Entire Agreement; Amendments. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement controls and supersedes any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement. This Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto.

18.
Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles thereof. Any legal suit, action or proceeding arising out of or relating to this Agreement may at the instituting party’s option be instituted in any Federal Court in the City of New York, County of New York, pursuant to Section 5-1402 of the New York General Obligations Law and each party hereto waives any objections which it may now or hereafter have based on venue and/or forum non convenient of any such suit, action or proceeding, and each party hereto hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

19.
Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

20.
Titles Not to Affect Interpretation. The titles of sections, paragraphs and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation of this Agreement.

21.
Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

22.
Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

23.
Principles of Construction. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. All references to recitals, sections, paragraphs and schedules are to the recitals, sections, paragraphs and schedules in or to this Agreement unless otherwise specified.

24.
Assignment; Change of Control of Manager. Manager may not assign its duties under this Agreement except as described in this Section 24. Manager may assign this Agreement, Manager’s duties hereunder or direct or indirect interests in Manager so long as the assignee or Manager, as the case may be, shall be controlled, directly or indirectly, by Gramercy Property Trust. For avoidance of doubt the purposes of this Section 24, Gramercy Property Trust. shall include any successor to Gramercy Property Trust. whether by merger, consolidation or similar business combination transaction, however characterized. Furthermore, Manager may assign, freely, to one or more persons or entities its rights to receive the Profit Participation and/or the Termination Fee. This Agreement may not be assigned by Company without the prior written consent of the Manager.

25.
No Personal Liability. None of the members, owners, partners (general or limited), direct or indirect, officers, directors, shareholders, employees, agents, trustees or representatives of Company, any Subsidiary or Manager shall be liable, accountable or subject to any suit for any costs, expenses, or liability arising directly or indirectly, out of Company’s or Manager’s (as applicable) failure or refusal to satisfy its obligations hereunder or out of the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KBS ACQUISITION SUB, LLC
a Delaware limited liability company

By:/s/ David E. Snyder
Name:    David E. Snyder
Title:    Chief Financial Officer

GKK REALTY ADVISORS LLC
a Delaware limited liability company

By:/s/ Allan B. Rothschild
Name:    Allan B. Rothschild
Title:    Vice President

**Annex A-1**

**List of the Properties**

| Property Number | Property Name | Address Line | City | State | Zip |
|---|---|---|---|---|---|
| RG1117 | 5201-Bentonville | 808 S. Walton Rd. | Benton | AR | 72712 |
| RG1118 | 5203-Mountain Home Mn-Mn Bldn | 650 South Street | Mountain Home | AR | 72653 |
| RG1119 | 5204 -RH Johnson-Mn Bldng | 19022 R.H. Blvd | Sun City | AZ | 85375 |
| RG1120 | 5205 -Arnold | 1082 Highway 4 | Arnold | CA | 95223 |
| RG1121 | 5206 -Bay-Fair | 1200 Fairmont Drive | San Leandro | CA | 94578 |
| RG1122 | 5208 -Burlingame-Mn Bldng | 400 El Camino Real | Burlingame | CA | 94010 |
| RG1123 | 5209 -Canoga Park Branch | 22004 Sherman Way | Canoga Park | CA | 91303 |
| RG1124 | 5210 -College Heights | 2800 Oswell Street | Bakersfield | CA | 93306 |
| RG1125 | 5211 -Dinuba | 240 East Tulare Street | Dinuba | CA | 93618 |
| RG1126 | 5212 -East Fresno | 4445 East Tulare Street | Fresno | CA | 93702 |
| RG1127 | 5214 -Eureka Main | 334 F Street | Eureka | CA | 95501 |
| RG1128 | 5215 -Folsum | 403 East Bidwell Street | Folsum | CA | 95630 |
| RG1129 | 5216 -Fort Bragg | 228 North Main Street | Fort Bragg | CA | 95437 |
| RG1130 | 5217 -Hanford -Main Building | 180 North Redington | Hanford | CA | 93230 |
| RG1131 | 5218 -Healdsburg | 502 Healdsburg Ave | Healdsburg | CA | 95448 |
| RG1132 | 5219 -Hemet Branch | 1687 East Florida Ave | Hemet | CA | 92544 |
| RG1133 | 5220 -Hilltop | 1300 Hilltop Drive | Redding | CA | 96003 |
| RG1134 | 5222 -Lemoore | 338 West D Street | Lemoore | CA | 93245 |
| RG1135 | 5223 -Lincoln Village | 503 West Benjiman Holt Drive | Stockton | CA | 95207 |
| RG1136 | 5224 -Livermore | 1748 Railroad Ave | Livermore | CA | 94550 |
| RG1137 | 5225 -Martin Luthr Kng Jr. | 4103 South Western Ave | Los Angeles | CA | 90062 |
| RG1138 | 5227 -Mission-23rd | 2701 Mission Street | San Francisco | CA | 94110 |
| RG1139 | 5228 -Montrose Branch | 2320 Honolulu Ave | Montrose | CA | 91020 |
| RG1140 | 5229 -Ontario Plaza Branch | 910 North Mountain Ave | Ontario | CA | 91762 |
| RG1141 | 5230 -Orangevale Branch | 8890 Greenback Lane | Orangevale | CA | 95662 |
| RG1142 | 5231 -Oroville | 1820 Oro Dam Boulevard | Oroville | CA | 95966 |
| RG1143 | 5234 -Pleasanton | 337 Main Street | Pleasanton | CA | 94566 |
| RG1144 | 5235 -Porterville-Mn Bldng | 345 North Main Street | Porterville | CA | 93257 |
| RG1145 | 5236 -Reedley | 936 G Street | Reedley | CA | 93654 |
| RG1146 | 5237 Reseda Branch | 18120 Sherman Way | Reseda | CA | 91335 |
| RG1147 | 5238 -Ridgecrest | 101 West Ridgecrest | Ridgecrest | CA | 93555 |
| RG1148 | 5240 -Sherman Oaks | 14701 Ventura Boulevard | Sherman Oaks | CA | 91403 |
| RG1149 | 5241 -Slauson Vermont | 5700 South Vermonth Ave | Los Angeles | CA | 90037 |
| RG1150 | 5242 -St. Helena | 101 Adams Street | St. Helena | CA | 94574 |
| RG1151 | 5243 -Stockton Agri-Center | 407 North Wilson Way | Stockton | CA | 95205 |
| RG1152 | 5245 -Susanville | 50 N Gay Street | Susanville | CA | 96130 |
| RG1153 | 5246 -Toluca Lake | 4123 West Olive Ave | Burbank | CA | 91505 |
| RG1154 | 5247 -Turlock -Main Building | 501 East Main Street | Turlock | CA | 95380 |
| RG1155 | 5248 -Vacaville Financial | 150 Parker Street | Vacaville | CA | 95688 |
| RG1156 | 5249 -Vernon Branch | 3810 S. Santa Fe Ave | Vernon | CA | 90058 |
| RG1157 | 5250 -West Los Angls Brnch | 11501 Santa Monica Blvd | W. Los Angeles | CA | 90025 |
| RG1158 | 5251 -Willow Glen | 1245 Lincoln Avenue | San Jose | CA | 95125 |
| RG1159 | 5253 -Batterson | 70 Batterson Park Rd | Farmington | CT | 06032 |
| RG1160 | 5255 -Greenwich | 240 Greenwich Ave | Greenwich | CT | 06830 |
| RG1161 | 5259 -North Wakefield Dr | 300 North Wakefield Dr | Newark | DE | 19702 |
| RG1162 | 5260 -Baypoint | 500 Biscayne Boulevard | Miami | FL | 33132 |
| RG1163 | 5261 -Bayshore-Mn Bldng | 6160 14th Street West | Bradentown | FL | 34207 |
| RG1164 | 5263 -Blountstown-Mn Bldng | 16793 SE Pear Street | Blountstown | FL | 32424 |
| RG1165 | 5267-Charlotte Harbor-Mn Bldng | 23081 Harborview Road | Port Charlotte | FL | 33980 |
| RG1166 | 5268 -Coral Ridge-Mn Bldng | 3600 North Federal Highway | Ft. Lauderdale | FL | 33308 |
| RG1167 | 5269 -Crystal River-Mn Bldng | 450 SE Highway 19 | Crystal River | FL | 34429 |
| RG1168 | 5273-Ft. Myers Beach-Mn Bldng | 2525 Estero Blvd | Ft. Myers Beach | FL | 33931 |
| RG1169 | 5274-Ft. Walton Beach-Mn Bldng | 189 Eglin Parkway NE | Ft Walton Beach | FL | 32546 |
| RG1170 | 5276 -Homestead-Mn Bldng | 850 Homestead Boulevard | Homestead | FL | 33030 |
| RG1171 | 5283 -Live Oak-Mn Bldng | 201 S. Ohio Avenue | Live Oak | FL | 32064 |
| RG1172 | 5286 -Midway -Main Building | 7760 West Flagler Street | Miami | FL | 33144 |
| RG1173 | 5288 -Plantation-Mn Bldng | 7001 W. Broward Blvd. | Plantation | FL | 33317 |
| RG1174 | 5295 -Trouble Creek-Mn Bldng | 4526 US Highway 19 | New Port Richey | FL | 34652 |
| RG1175 | 5297 -W. Sunrise-Mn Bldng | 8190 W. Sunrise | Plantation | FL | 33322 |
| RG1176 | 5298 -Weeki Wachee-Mn Bldng | 9223 Cortez Blvd | Brooksville | FL | 34613 |
| RG1177 | 5299 -Westside-Mn Bldng | 4311 Manatee Avenue West | Bradenton | FL | 34209 |
| RG1178 | 5300-Aberdeen Village-Mn Bldng | 500 North Lake Drive | Peachtree City | GA | 30269 |
| RG1179 | 5303 -East Point-Mn Bldng | 2818 East Point Street | East Point | GA | 30344 |
| RG1180 | 5312 -Exchange Street | 200 Exchange St | Malden | MA | 02148 |
| RG1181 | 5313 -Waltham Mn (1 and 2) | 1025-1075 Main (blds I & II) | Waltham | MA | 02451 |
| RG1182 | 5317 -Wheaton -Main Building | 2601 University Boulevard | Wheaton | MD | 20902 |

| Property Number | Property Name | Address Line | City | State | Zip |
|---|---|---|---|---|---|
| RG1183 | 5319 -Court St. | 178 Court St | Auburn | ME | 04210 |
| RG1184 | 5320 -Gannett Dr. | 65 Gannett Dr | South Portland | ME | 04106 |
| RG1185 | 5321-Ballwin Facility-Mn Bldng | 15115 Manchester | Ballwin | MO | 63011 |
| RG1186 | 5322-Belton Facility-Mn Bldng | 1818 E. North Ave | Belton | MO | 64012 |
| RG1187 | 5324-Forsyth Facility-Mn Bldng | Hwy 160 and Main | Forsyth | MO | 65653 |
| RG1188 | 5326-I-70 & Noland-Mn Bldng | 4141 Lynn Ct. Drive | Independence | MO | 64055 |
| RG1189 | 5328-Metropolitan-Mn Bldng | 8550 Holmes Rd | Kansas City | MO | 64131 |
| RG1190 | 5331 -Gateway Center -Chr | 901 W. Trade Street | Charlotte | NC | 28202 |
| RG1191 | 5334 -Nashua Main | 143-157 Main St | Nashua | NH | 03060 |
| RG1192 | 5335 -Portsmouth Pleasant | 3 Pleasant St | Portsmouth | NH | 03801 |
| RG1193 | 5336 -Arthur St. | 639 Rte 18 & Arthur St | East Brunswick | NJ | 08816 |
| RG1194 | 5337 -Beechwood Rd | 40 Beechwood Rd | Summit | NJ | 07901 |
| RG1195 | 5338 -Bellevue Ave. | 209-215 Bellevue Ave | Hammonton | NJ | 08037 |
| RG1196 | 5340 -Bergenline Ave | 3109 Bergenline Ave | Union City | NJ | 07087 |
| RG1197 | 5342 -Bridgewater | 1125 Rte 22 West | Bridgewater | NJ | 08807 |
| RG1198 | 5355 -Lakewood Rte 70 | 395 N/S Rte 70 | Lakewood | NJ | 08701 |
| RG1199 | 5356 -Maplewood Ave | 161 Maplewood Ave | Maplewood | NJ | 07040 |
| RG1200 | 5358 -Pennsauken | 4900 Rte 70 | Pennsauken | NJ | 08109 |
| RG1201 | 5361 -South Orange Ave | 8 South Orange Ave. | South Orange | NJ | 07079 |
| RG1202 | 5362 -Springfield Ave | 367 Springfield Ave. | Summit | NJ | 07901 |
| RG1203 | 5365 -Wood Ave | 601,607-609 N Wood Ave. | Linden | NJ | 07036 |
| RG1204 | 5366-Amador (Cruces)-Mn Bldng | 250 W. Amador | Las Cruces | NM | 88005 |
| RG1205 | 5368-Santa Fe-Mtr Bnk-Mn Bldng | 1235 St. Michael's Drive | Santa Fe | NM | 87505 |
| RG1207 | 5378 -Genesee St | 120 Genesee St. | Auburn | NY | 13021 |
| RG1208 | 5380 -Hempstead Tpke | 2310 Hempstead Tpke. | East Meadow | NY | 11554 |
| RG1209 | 5381 -Jamaica | 91-16 168 Street | Jamaica | NY | 11432 |
| RG1210 | 5383 -Levittown | 3161 Hempstead Tpke. | Levittown | NY | 11756 |
| RG1211 | 5387 -Merrick Ave | 15 Merrick Ave | Merrick | NY | 11566 |
| RG1212 | 5388 -Middle Neck Rd | 10 Middle Neck Rd. | Great Neck | NY | 11021 |
| RG1213 | 5391 -Park Avenue | 3330 Park Ave. | Wantagh | NY | 11793 |
| RG1214 | 5394 -State St | 69 State St. | Albany | NY | 12207 |
| RG1215 | 5395 -Transit Rd | 2970 Transit Rd. | West Seneca | NY | 14224 |
| RG1216 | 5396 -Wantagh | 15 Hempstead Gardens Dr. | West Hempstead | NY | 11552 |
| RG1217 | 5398 -31st Street-Mn Bldng | 10802 E. 31st St. | Tulsa | OK | 74146 |
| RG1218 | 5400 -Broken Arrow-Mn Bldng | 1800 South Elm Place | Broken Arrow | OK | 74012 |
| RG1219 | 5401 -Catoosa -Main Building | 1801 North Hwy. 66 | Catoosa | OK | 74015 |
| RG1220 | 5406 -Gresham -Main Building | 200 East Powell Blvd. | Gresham | OR | 97030 |
| RG1221 | 5407 -Parkrose-Mn Bldng | 10120 N.E. Sandy Blvd. | Portland | OR | 97220 |
| RG1222 | 5408 -Blair Mill Rd | 550 Blair Mill Rd. | Horsham | PA | 19044 |
| RG1223 | 5409 -Bustleton Ave | 9501 Bustleton Ave. | Philadelphia | PA | 19115 |
| RG1224 | 5413 -Dupont Dr | 125 Dupont Dr. | Providence | RI | 02907 |
| RG1225 | 5415 -Post Rd | 6725 Post Rd. | North Kingstown | RI | 02852 |
| RG1226 | 5419-Hilton Hd-Pope Av-Mn Bldg | 59 Pope Ave. | Hilton Head | SC | 29928 |
| RG1227 | 5420 -Rock Hill MO-Mn Bldng | 222 East Main St. | Rock Hill | SC | 29730 |
| RG1228 | 5425 -Lebanon Main-Mn Bldng | 120 W. Main | Lebanon | TN | 37087 |
| RG1229 | 5427 -Beaumont-Mn Bldng | 2635 Broadway | Beaumont | TX | 77702 |
| RG1230 | 5430 -Harlandale-Mn Bldng | 111 Rayburn | San Antonio | TX | 78221 |
| RG1231 | 5432 -Nederland-Mn Bldng | 1308 Boston Avenue | Nederland | TX | 77627 |
| RG1232 | 5433 -Northern Hills-Mn Bldng | 11714 Perrin Beitel | San Antonio | TX | 78217 |
| RG1233 | 5436 -Steeplechase-Mn Bldng | 11025 FM 1960 W | Houston | TX | 77065 |
| RG1234 | 5438 -Witchita Falls-Mn Bldng | 2733 Midwestern Pky. | Wichita Falls | TX | 76308 |
| RG1235 | 5439 -Abingdon-Mn Bldng | 271 West Main Street | Abingdon | VA | 24210 |
| RG1236 | 5441-Coliseum-Rvrdl-Mn Bldng | 2030 Coliseum Drive | Hampton | VA | 23666 |
| RG1237 | 5442 -Fairfax Courthouse | 10440 Main St. | Fairfax | VA | 22030 |
| RG1238 | 5443 -Orange -Main Building | 113 West Main St. | Orange | VA | 22960 |
| RG1239 | 5445-Robinson & Broad-Mn Bldng | 2601 W Broad St. | Richmond | VA | 23220 |
| RG1240 | 5446 -Camas -Main Building | 528 N.E. 4th | Camas | WA | 98607 |
| RG1241 | 5448 -Clarkson-Mn Bldng | 648 6th St. | Clarkson | WA | 99403 |
| RG1242 | 5449 -Edmonds -Main Building | 306 Main St. | Edmonds | WA | 98020 |
| RG1243 | 5450 -Greenwood-Mn Bldng | 404 N. 85th St. | Seattle | WA | 98103 |
| RG1244 | 5452 -Kennewick-Mn Bldng | 3420 W Kennewick Ave. | Kennewick | WA | 99336 |
| RG1245 | 5454 -Lynden -Main Building | 700 Front St. | Lynden | WA | 98264 |
| RG1246 | 5457 -Port Townsend | 734 Water St. | Port Townsend | WA | 98368 |
| RG1247 | 5458 -Quincy -Main Building | 500 Central Ave. South | Quincy | WA | 98848 |
| RG1248 | 5460 -Sequim -Main Building | 114 S. Sequim Ave. | Sequim | WA | 98382 |
| RG1249 | 5461-Wenatchee Valley-Mn Bldng | 30 South Wenatchee Ave. | Wenatchee | WA | 98801 |
| RG1250 | 5462 -Ballard -Main Building | 2010 NW Market St. | Seattle | WA | 98107 |
| RG1251 | 5464-Dayton Bch Spdwy-Mn Bldn | 1025 International Speedwy Bd | Daytona Beach | FL | 32114 |
| RG1252 | 5467 -Palm Beach Vault | 5701 Village Blvd | West Palm Beach | FL | 33407 |
| RG1253 | 5474 -Redmond -Main Building | 552 S 6th St | Redmond | OR | 97756 |

| Property Number | Property Name | Address Line | City | State | Zip |
|---|---|---|---|---|---|
| RG1254 | 5476 -Las Veg Ops Ctr | 4101 E. Charleston Blvd | Las Vegas | NV | 89104 |
| RG1265 | 3316 -Deland Main | 131 E New York Ave | Deland | FL | 32724 |
| RG1278 | 4209-CENTRAL AVENUE | 835 Central Ave | Hot Springs | AR | 71901 |
| RG1289 | 4233-BELLEVILLE | 222 East Main Street | Belleville | IL | 62220 |
| RG1301 | 4265-SOUTH FIRST STREET | 203 S. First Street | Lufkin | TX | 75901 |
| RG1312 | 4300-COOKEVILLE | 10 W Broad Street | Cookeville | TN | 38501 |
| RG1323 | 3372 -NBOC Operations | 100/300 Fidelity Plaza | North Brunswick | NJ | 08905 |
| RG1324 | 3443 -NBOC Op Center | 100/300 Fidelity Plaza | North Brunswick | NJ | 08905 |
| RG1326 | 925 -Barbee Chapel Road | 112 West Barbee Chapel Road | Chapel Hill | NC | 27517 |
| RG1327 | 3122 -BERNWOOD PARK | 12851 Bonita Beach Road | Bonita Springs | FL | 34135 |
| RG1328 | 3128 -CHARLOTTE HARBOR O | 22627 Bayshore Road | Port Charlotte | FL | 33980 |
| RG1329 | 3132 -CYPRESS POINT | 1300 Palm Coast Parkway | Palm Coast | FL | 32137 |
| RG1330 | 3140 -HUDSON OFFICE | 9005 State Rd. 52 | Hudson | FL | 34669 |
| RG1331 | 3143 -MARCO ISLAND OFFICE | 615 Elkcam Circle | Marco Island | FL | 34145 |
| RG1332 | 3147 -NORTH LOCKWOOD RID | 6056 N LOCKWOOD RIDGE RD | SARASOTA | FL | 34243 |
| RG1333 | 3160 -WEST BRADENTON | 4601 Manatee Ave. W. | Bradenton | FL | 34209 |
| RG1334 | 3165 -CHESHIRE SHERIDAN | 2419 Cheshire Bridge Rd NE | Atlanta | GA | 30324 |
| RG1335 | 3167 -EDGEWOOD | 3805 Macon Road | Columbus | GA | 31907 |
| RG1336 | 3186 -UNIVERSITY PLACE OFF | 8700 University Exec. Pk Dr | Charlotte | NC | 28262 |
| RG1337 | 3190 -FOREST DRIVE OFFICE | 5490 Forest Drive | Columbia | SC | 29206 |
| RG1338 | 3209 -LAND O'LAKES OFFICE | 21708 State Rd. 54 | Lutz | FL | 33549 |
| RG1339 | 4554 -West Placerville Branch | 3970 J Missouri Flat Road | Placerville | CA | 95667 |
| RG1340 | 0116 -New Smyrna Bch E | 763 E. 3rd Avenue | New Smyrna Beac | FL | 32169 |
| RG1341 | 0031 -Hamilton Sq | 3659 Nottingham Way | Hamilton Square | NJ | 08690 |
| RG1342 | 3135 -EAST COMMERCIAL BLV | 2660 E Commercial Blvd. | Fort Lauderdale | FL | 33308 |
| RG1343 | 3141 -LARGO OFFICE | 13175 Walsingham Rd. | Largo | FL | 33774 |
| RG1344 | 3145 -NEW CITRUS PARK | 7919 Gunn Highway | Tampa | FL | 33626 |
| RG1345 | 3173 -PROVIDENCE SQUARE | 4209 Roswell Road NE | Marietta | GA | 30062 |
| RG1346 | 3178 -ASHLEY VILLAGE | 7210 Tryon Rd. | Cary | NC | 27511 |
| RG1347 | 3188 -WEST MARKET STREET | 4636 W. Market Street | Greensboro | NC | 27407 |
| RG1348 | 3191 -HARBISON OFFICE | 149 Columbiana Drive | Irmo | SC | 29212 |
| RG1349 | 3206 -VIRGINIA BEACH SHORE | 2993 Shore Dr. | Virginia Beach | VA | 23103 |
| RG1350 | 3600 -Cypress Lake Drive | 7750 Cypress Lake Drive | Fort Myers | FL | 33907 |
| RG1351 | 3604 -Woodstock Crossing | 2255 Towne Lake Parkway | Woodstock | GA | 30189 |
| RG1352 | 3625 -The Avenues | 10625 Philips Hwy | Jacksonville | FL | 32256 |
| RG1353 | 4555 -Roseville Branch Branch | 1801 Douglas Boulevard | Roseville | CA | 95661 |
| RG1354 | 4558 -Valley Springs | 87 Highway 26 | Valley Springs | CA | 95252 |
| RG1355 | 4559 -Lake Community Bank | 805 11th Street | Lakeport | CA | 95453 |
| RG1356 | 0108 -Park Hill | 3200 John F. Kennedy Blvd. | N. Little Rock | AR | 72116 |
| RG1357 | 0113 -Holiday | 2123 US Hwy. 19N | Holiday | FL | 34691 |
| RG1358 | 924 -Village Circle | 200 Meadowmont Village Circle | Chapel Hill | NC | 27517 |
| RG1359 | 3123 -BLOOMINGDALE | 110 W. Bloomingdale Ave | Brandon | FL | 33511 |
| RG1360 | 3126 -CEDAR SHORES OFFICE | 3620 SE Maricamp Road | Ocala | FL | 34471 |
| RG1361 | 3137 -GROVE CITY OFFICE | 2691 Placida Road | Grove City | FL | 34224 |
| RG1362 | 3163 -BLUEGRASS OFFICE | 1475 McFarland Road | Alpharetta | GA | 30005 |
| RG1363 | 3169 -LAVISTA ROAD | 3880 LaVista Road | Tucker | GA | 30084 |
| RG1364 | 3182 -GARNER OFFICE | 1145 Hwy 70 W. | Garner | NC | 27529 |
| RG1365 | 3192 -JAMES ISLAND | 540 Folly Road | Charleston | SC | 29412 |
| RG1366 | 3197 -CHESTER | 4023 W. Hundred Road | Chester | VA | 23831 |
| RG1367 | 3613 -Haddonfield-Kings | 17 Kings Highway West | Haddonfield | NJ | 08033 |
| RG1368 | 3616 -Staples Mill | 8727 Staples Mill Road | Richmond | VA | 23228 |
| RG1369 | 4552 -Cameron Park | 4011 Plaza Goldorado | Cameron Park | CA | 95682 |
| RG1370 | 4556 -Sonora Branch | 229 South Washington | Sonora | CA | 95370 |
| RG1371 | 0140 -Simpsonville Mn | 116 NE Main Street | Simpsonville | SC | 29481 |
| RG1372 | 352 -Banner Elk | 1667 NC Highway 184 | Banner Elk | NC | 28779 |
| RG1373 | 3119 -47TH TERRACE OFFICE | 1645 SE 47th Terrace | Cape Coral | FL | 33904 |
| RG1374 | 3120 -ALTAMONTE CROSSING | 151 N. State Road 434 | Altamont Spring | FL | 32714 |
| RG1375 | 3124 -BRADENTON CITY | 921 Manatee Ave. W. | Bradenton | FL | 34205 |
| RG1376 | 3125 -BRANDON | 510 Oakfield Drive | Brandon | FL | 33511 |
| RG1377 | 3130 -CORDOVA-PENSACOLA | 4710 Bayou Blvd. | Pensacola | FL | 32503 |
| RG1378 | 3133 -DEERFIELD BEACH (H.S | 3325 W. Hillsboro Road | Deerfield Beach | FL | 33442 |
| RG1379 | 3139 -HOLLY HILL OFFICE | 555 Ridgewood Ave. | Holly Hill | FL | 32117 |
| RG1380 | 3155 -SAWGRASS | 12396 W. Sunrise Blvd. | Plantation | FL | 33323 |
| RG1381 | 3159 -VERO-WEST (1ST AM) | 4000 20th Street | Vero Beach | FL | 32960 |
| RG1382 | 3170 -LILBURN OFFICE | 4354 Lawrenceville Hwy | Lilburn | GA | 30047 |
| RG1383 | 3185 -STONEHENGE OFFICE | 7541 Creedmoor Rd. | Raleigh | NC | 27613 |
| RG1384 | 3196 -CENTERVILLE | 27 Broad Street | Manakin-Sabot | VA | 23103 |
| RG1385 | 4553 -El Dorado Hills Branch | 3880 El Dorado Hills Blvd | El Dorado Hills | CA | 95762 |
| RG1386 | 4557 -Sutter Creek | 11 Ridge Road | Sutter Creek | CA | 95685 |
| RG1622 | 4101A-Albemarle Rd | 6425 Albemarle Road | Charlotte | NC | 28212 |

| Property Number | Property Name | Address Line | City | State | Zip |
|---|---|---|---|---|---|
| RG1623 | 4103A-Beatties Ford Rd | 2249 Beatties Ford Road | Charlotte | NC | 28216 |
| RG1624 | 4104A-Belhaven Blvd | 4801 Brookshire Blvd | Charlotte | NC | 28216 |
| RG1625 | 4106A-Boger City | 2614 E. Main Street | Lincolnton | NC | 28092 |
| RG1626 | 4107-Boone Main Office | 709 Blowing Rock Road | Boone | NC | 28607 |
| RG1627 | 4109A-Burgaw Main Offc | 104 E. Fremont Street | Burgaw | NC | 28425 |
| RG1628 | 4110A-Burlington Mn Of | 245 W. Davies Street | Burlington | NC | 27215 |
| RG1629 | 4112A-Cameron Village | 321 Oberlin Road | Raleigh | NC | 27605 |
| RG1630 | 4113A-Candler | 1189 Smokey Park Highway | Candler | NC | 28715 |
| RG1631 | 4114A-Carmel Commons | 6611 Carmel Road | Charlotte | NC | 28216 |
| RG1632 | 4115A-Carolina Beach | 123 Harper Avenue | Carolina Beach | NC | 28428 |
| RG1633 | 4116A-Cary Village | 801 E. Maynard Road | Cary | NC | 27511 |
| RG1634 | 4117A-Cherryville | 403 E. Main Street | Cherryville | NC | 28021 |
| RG1635 | 4120A-Columbus | 211 E. Mill Street | Columbus | NC | 28722 |
| RG1636 | 4121A-Cornelius | 20005 NC Highway 73 West | Cornelius | NC | 28031 |
| RG1637 | 4122A-Cumberland | 5581 Cumberland Road | Fayetteville | NC | 28306 |
| RG1638 | 4123A-Dallas | 202 W. Trade Street | Dallas | NC | 28034 |
| RG1639 | 4124A-Denver | 3768 N. Highway 16 | Denver | NC | 28037 |
| RG1640 | 4125A-Dixie Village | 2401 W. Franklin Blvd. | Gastonia | NC | 28052 |
| RG1641 | 4130A-Eden Main Office | 213 W. Kings Highway | Eden | NC | 27288 |
| RG1642 | 4131A-Elizabethtown Mn | 201 W. Broad Street | Elizabethtown | NC | 28337 |
| RG1643 | 4133A-Farmville | 200 S. Main Street | Farmville | NC | 27828 |
| RG1644 | 4134A-Fayettevll Dwntn | 324 Mason Street | Fayetteville | NC | 28301 |
| RG1645 | 4135A-Garner | 547 Benson Road | Garner | NC | 27529 |
| RG1646 | 4136A-Gastonia Mn Off | 355 S New Hope Road | Gastonia | NC | 28054 |
| RG1647 | 4138A-Guilford College | 700 College Road | Greensboro | NC | 27410 |
| RG1648 | 4141A-Hendersn MO Relc | 826 S. Garnett Street | Henderson | NC | 27536 |
| RG1649 | 4142A-Hillsborough | 113 N. Churton Street | Hillsborough | NC | 27278 |
| RG1650 | 4143A-Hilltop Plaza | 901 E. Roosevelt Blvd | Monroe | NC | 28112 |
| RG1651 | 4145A-Hospital-Grnvill | 2000 Stantonsburg Road | Greenville | NC | 27834 |
| RG1652 | 4147A-Kenansville | 104 Limestone Road | Kenansville | NC | 28349 |
| RG1653 | 4148A-Kinston Mn Offic | 1900 W. Vernon Avenue | Kinston | NC | 28501 |
| RG1654 | 4149A-Landfall | 1325 Military Cut-Off-Road | Wilmington | NC | 28405 |
| RG1655 | 4152A-Marion Main Offc | 100 N. Main Street | Marion | NC | 28752 |
| RG1656 | 4155A-Mooresville Main | 314 N. Main Street | Mooresville | NC | 28115 |
| RG1657 | 4156A-Mt Olive Mn Off | 211 N. Chestnut Street | Mount Olive | NC | 28365 |
| RG1658 | 4157A-Myers Park | 751 Providence Road | Charlotte | NC | 28207 |
| RG1659 | 4158A-North Asheville | 892 Merrimon Avenue | Asheville | NC | 28804 |
| RG1660 | 4159A-North Blvd-Ralgh | 5005 Capital Blvd | Raleigh | NC | 27615 |
| RG1661 | 4160A-North Durham | 3807 N. Duke Street | Durham | NC | 27712 |
| RG1662 | 4161A-North Henderson | 1405 N. Garnett Street | Henderson | NC | 27536 |
| RG1663 | 4164A-North Raleigh | 6300 Falls of Neuse Road | Raleigh | NC | 27615 |
| RG1664 | 4165A-Northeast | 3401 The PLaza | Charlotte | NC | 28205 |
| RG1665 | 4166A-Northwood | 201 E. Paris Avenue | High Point | NC | 27265 |
| RG1666 | 4167A-Park Road | 4535 Park Road | Charlotte | NC | 28209 |
| RG1667 | 4168A-Pavilions | 698 Hanes Mall Blvd | Winston-Salem | NC | 27103 |
| RG1668 | 4169A-Pinehurst | 5 Villiage Green West | Pinehurst | NC | 28374 |
| RG1669 | 4170A-Pleasant Garden | 4615 Pleasant Garden Road | Pleasant Garden | NC | 27313 |
| RG1670 | 4171A-Reidsville Mn Of | 507 S. Main Street | Reidsville | NC | 27320 |
| RG1671 | 4172A-Reynolda | 2899 Reynolda Road | Winston-Salem | NC | 27106 |
| RG1672 | 4174A-Salisbury Mn Off | 500 W. Innes Street | Salisbury | NC | 28144 |
| RG1673 | 4175A-Salisbury West | 200 Statesville Blvd. | Salisbury | NC | 28144 |
| RG1674 | 4176A-Sardis Village | 9700 Old Monroe Road | Charlotte | NC | 28270 |
| RG1675 | 4177A-Signal Hill | 1616 E. Broad Street | Statesville | NC | 28625 |
| RG1676 | 4178A-Six Forks | 8820 Six Forks Road | Raleigh | NC | 27615 |
| RG1677 | 4179A-South Elm | 1500 S. Elm Street | Greensboro | NC | 27406 |
| RG1678 | 4180A-S Park Greenvill | 317 E. Greenville Blvd. | Greenville | NC | 27858 |
| RG1679 | 4181A-South Square | 3200 Shannon Road | Durham | NC | 27707 |
| RG1680 | 4182A-S Pines Mn Offic | 100 W. Morganton Road | Southern Piens | NC | 28337 |
| RG1681 | 4183A-Southwinds | Southwinds Shopping Center | Spring Lake | NC | 28390 |
| RG1682 | 4184A-Southwood Square | 115 W. Fairfield Road | High Point | NC | 27263 |
| RG1683 | 4185A-Spruce Pine Main | 337 Oak Avenue | Spruce Pine | NC | 28777 |
| RG1684 | 4186A-Statesville Mn O | 113 W. Broad Street | Statesville | NC | 28677 |
| RG1685 | 4187A-Swansboro | 620 W. Corbett Avenue | Swansboro | NC | 28584 |
| RG1686 | 4189A-Troutman | 539 N. Main Street | Troutman | NC | 28166 |
| RG1687 | 4190A-Tryon Main Offic | 201 Pacolet Street | Tryon | NC | 28782 |
| RG1688 | 4191A-Twin Rivers | 3131 Martin Luther Kng Jr. Bl | New Bern | NC | 28562 |
| RG1689 | 4192A-Union Road | 2950 Union Road | Gastonia | NC | 28054 |
| RG1690 | 4194A-University | 502 S. College Road | Wilmington | NC | 28403 |
| RG1691 | 4195A-Village Drive | 2901 Villiage Drive | Fayetteville | NC | 28305 |
| RG1692 | 4003B -Combee | 1414 South Combee Rd | Lakeland | FL | 33801 |

| Property Number | Property Name | Address Line | City | State | Zip |
|---|---|---|---|---|---|
| RG1693 | 4012B -Lantana | 1500 W Lantana Rd | Lantana | FL | 33462 |
| RG1694 | 4014B -Monument Rd | 9580 Regency Square Blvd | Jacksonville | FL | 32225 |
| RG1695 | 4016B -North Boca Ratn | 3601 N. Federal Highway | Boca Raton | FL | 33431 |
| RG1696 | 4020B -Ridge Road | 8423 Moon Lake Road | New Port Richey | FL | 34654 |
| RG1697 | 4021B -Rockledge | 201 North Church Street | Rockledge | FL | 32955 |
| RG1698 | 4022B -S. Mandarin | 12222 San Jose Blvd. | Jacksonville | FL | 32223 |
| RG1699 | 4025B -Westside | 4328 Blanding Blvd. | Jacksonville | FL | 32210 |
| RG1700 | 4030B -Hapeville | 590 S. Central Ave | Hapeville | GA | 30354 |
| RG1701 | 4038B -Perimeter Centr | 4570 Ashford Dunwoody Road | Atlanta | GA | 30346 |
| RG1702 | 4040B -Stephenson | 16 Stephenson Ave. | Savannah | GA | 31405 |
| RG1703 | 4041B -Toco Hills | 2942 N. Druid Hills Road | Atlanta | GA | 30329 |
| RG1704 | 4045B -Walton Way | 1478 Walton Way | Augusta | GA | 30901 |
| RG1705 | 4046B -Washington Road | 2835 Washington Road | Augusta | GA | 30909 |
| RG1706 | 4057B -Clemmons | 2565 Lewisville-Clemmons Rd. | Clemmons | NC | 27012 |
| RG1707 | 4069B -King Main | 701 S. Main St. | King | NC | 27021 |
| RG1708 | 4072B -Marion Main | 129 N. Main Street | Marion | NC | 28752 |
| RG1709 | 4078B -Roxboro Main | 515 North Madison Blvd. | Roxboro | NC | 27573 |
| RG1710 | 4079B -Russ Avenue | 339 Russ Avenue | Waynesville | NC | 28786 |
| RG1711 | 4080B -Sardis Road | 1607 N. Sardis Road Extension | Charlotte | NC | 28270 |
| RG1712 | 4083B -Valdese Main | 101 Main Street | Valdese | NC | 28690 |
| RG1713 | 4084B -Viewmont | 1453 Second Street NW | Hickory | NC | 28601 |
| RG1714 | 4086B -Wilkesboro Main | 210 West Main Street | Wilkesboro | NC | 28697 |
| RG1715 | 3009 -Winterpark Tmpl | 1400 Howell Branch Road | Winter Park | FL | 32789 |
| RG1716 | 3016 -Ballantyne | 14925 John J. Delaney Drive | Charlotte | NC | 28277 |
| RG1717 | 3017 -Cary Preston | 999 High House Road | Cary | NC | 27513 |
| RG1718 | 3018 -Clemmons | 3645 Clemmons Road | Clemmons | NC | 27012 |
| RG1719 | 3031 -Wakefield FC | 14400 New Falls of Neuse Blvd | Raleigh | NC | 27511 |
| RG1720 | 3032 -Westinghouse | 741 Westinghouse Blvd | Charlotte | NC | 28273 |
| RG1721 | 3039 -Sea Pines Mn | 4 Pope Avenue | Hilton Head | SC | 29928 |
| RG1722 | 4603 -Champions | 6333 FM 1960 West | Houston | TX | 77069 |
| RG1723 | 4604 -Clear Lake | 16211 Space Center Boulevard | Houston | TX | 77062 |
| RG1724 | 4605 -Cypress Station | 855 FM 1960 Road West | Houston | TX | 77090 |
| RG1725 | 4606 -Deer Park | 1500 Center Street | Deer Park | TX | 77536 |
| RG1726 | 4607 -Duncanville | 338 South Cedar Ridge | Duncanville | TX | 75116 |
| RG1727 | 4608 -Galleria | 5006 Verde Valley Lane | Dallas | TX | 75254 |
| RG1728 | 4609 -Heights | 414 West 19th Street | Houston | TX | 77008 |
| RG1729 | 4610 -Helotes | 12850 Bandera Road | San Antonio | TX | 78023 |
| RG1730 | 4611 -Highway 290 | 15000 Northwest Freeway | Houston | TX | 77049 |
| RG1731 | 4612 -Highway 6 | 6895 Highway 6 North | Houston | TX | 77084 |
| RG1732 | 4613 -Humble | 111 FM 1960 Bypass Road East | Humble | TX | 77338 |
| RG1733 | 4614 -Mangum | 2201 Mangum Road | Houston | TX | 77092 |
| RG1734 | 4615 -Northshore | 12727 East Freeway | Houston | TX | 77015 |
| RG1750 | Independence -Main Bld -0104 | 101 Independence Center | Charlotte | NC | 28246 |
| RG1751 | 801 Market Associates | 801 Market Street | Philadelphia | PA | 19107 |
| RG1752 | FS Wilmington, LP | 3 Beaver Valley Road | Wilmington | DE | 19083 |
| RG1754 | 0093 -Arlington | 4220 W. Green Oaks Blvd. | Arlington | TX | 76016 |
| RG1755 | 0094 -Ennis -Main Building | 301 W. Knox & 305 W. Baylor | Ennis | TX | 75119 |
| RG1756 | 0095-Hillsboro-Main Building | 100 E. Elm Street & 302 S.Wac | Hillsboro | TX | 76645 |
| RG1757 | 0096 -Paris -Main Building | 1161 Clarksville Street | Paris | TX | 75460 |
| RG1758 | 0097-Stephenville-Mn Bldng | 115 N. Graham Street | Stephenville | TX | 76401 |
| RG1759 | 0027 -Feasterville | 40 E. Street Rd. | Feasterville | PA | 19053 |
| RG1760 | Jenkins Court -Tower | 610 Old York Road | Jenkintown | PA | 19046 |
| RG1764 | 0101 -Brainerd | 5506 Brainerd Road | Chattanooga | TN | 37411 |
| RG1766 | 0109 -E. Colonial Drive Thr | 4450 East Colonial Drive | Orlando | FL | 32803 |
| RG1768 | 0917 -Inverness | 2875 E. Gulf to Lake Highway | Inverness | FL | 34450 |
| RG1769 | 0918 -Paoli | 12 Chestnut Street | Paoli | PA | 19301 |
| RG1770 | 224 -Forest Hill Banking Cent | 2915 Forst Hill - Irene Road | Germantown | TN | 38138 |
| RG1771 | 231 -Upper Montclair Drive Up | 529 Valley Road | Upper Montclair | NJ | 07043 |
| RG1772 | 0001 -Ardmore | 225 W. Lancaster Ave. | Ardmore | PA | 19003 |
| RG1773 | 0007 -Milltown | 270 Ryders Ln | Milltown | NJ | 08850 |
| RG1774 | 0009 -Fairgrounds | 17th and Chew Streets | Allentown | PA | 18102 |
| RG1777 | 0012 -West Goshen | 1115 West Chester Pike | West Chester | PA | 19382 |
| RG1780 | 0020 -Reading Airport | Route 183 and Macarthur | Reading Airport | PA | 19605 |
| RG1781 | 0022 -East Brunswick | Loehmann's Plaza, Rte 18 | East Brunswick | NJ | 08816 |
| RG1782 | 0023 -Concordia | Concordia Shopping Ctr | Cranbury | NJ | 08512 |
| RG1783 | 0025 -Thorndale | 3719 E. Lincoln Highway | Thorndale | PA | 19372 |
| RG1784 | 0030 -Devon | 144 E. Lancaster Ave. | Devon | PA | 19333 |
| RG1785 | 0031 -Wind Gap | 1430 Jacobsburg Road | Wind Gap | PA | 18091 |
| RG1786 | Schwab -Harborside | Harborside Financial Center | Jersey City | NJ | 07311 |
| RG1787 | 302A -Hickory PKG Lot | 2nd Street Place NE | Hickory | NC | 28601 |

| Property Number | Property Name | Address Line | City | State | Zip |
|---|---|---|---|---|---|
| RG1788 | 2909 -Torrance | 22150 Hawthorne Boulevard | Torrance | CA | 90503 |
| RG1793 | 3914 -Chapel Hill | 100 E. Franklin Street | Chapel Hill | NC | 27514 |
| RG1796 | 3924 -Greenville Main | 201 W. McBee Street | Greenville | SC | 29601 |
| RG1797 | 2926 -Del Prado | 2503 Del Prado | Cape Coral | FL | 33904 |
| RG1798 | 2931 -Parkside Marketplace | 10791 W. Broad Street | Glen Allen | VA | 23060 |
| RG1799 | 2932 -Livingston | 39 East Mount Pleasant Ave | Livingston | NJ | 07039 |
| RG1800 | 3320 -Dwntwn St Ptrsb | 410 Central Avenue | St. Petersburg | FL | 33701 |
| RG1811 | 5170 Bank America Finc -Sub-L | 601 W. Riverside Avenue | Spokane | WA | 99201 |
| RG1813 | 5275 -Gulfgate-Mn Bldng | 6525 South Tamiami Trail | Sarasota | FL | 34231 |
| RG1815 | 5463 -Cocoa Village Dt | 430 Brevard Ave | Cocoa | FL | 32922 |
| RG2004 | 71010-Clinton East Main | 156 East Main Street | Clinton | CT | 06413 |
| RG2005 | 71011-Railroad Avenue | 16 Railroad Avenue | Cromwell | CT | 06374 |
| RG2006 | 71012-Shunpike Road | 61 Shunpike Road | Cromwell | CT | 06416 |
| RG2007 | 71013-Whalley Avenue | 395 Whalley Avenue | New Haven | CT | 06511 |
| RG2008 | 71014-Lockport | 1103 E 9th Street | Lockport | IL | 60441 |
| RG2009 | 71015-Columbia Road | 568-572 Columbia Road | Dorchester | MA | 02125 |
| RG2010 | 71016-East Boston Square | 26 Central Square | East Boston | MA | 02128 |
| RG2011 | 71017-Massachusetts Avenue | 1420 Massachusetts Avenue | Arlington Heights | MA | 02476 |
| RG2012 | 71018-Rogers Road | 147 Main Street + 52 Rogers Ro | Gloucester | MA | 01930 |
| RG2013 | 71019-Union Square - Somervill | 40 Union Square | Somerville | MA | 02143 |
| RG2014 | 71020-18 Mile Road | 2225 18 Mile Road | Sterling Height | MI | 48314 |
| RG2015 | 71021-Allen Road - Southgate | 11275 Allen Road | Southgate | MI | 48195 |
| RG2016 | 71022-Ford Road Heights | 25350 Ford Road | Dearborn Heights | MI | 48127 |
| RG2017 | 71023-Grand River | 2150 Grand River | Detroit | MI | 48219 |
| RG2018 | 71024-Greater Mack | 21800 Greater Mack | St. Clair Shores | MI | 48080 |
| RG2019 | 71025-Grosse Pointe Woods | 19307 Mack Avenue | Gross Pointe Wood | MI | 48236 |
| RG2020 | 71026-Hoover Road | 26681 Hoover Road | Warren | MI | 48089 |
| RG2021 | 71027-Joy Road | 10641 Joy Road | Detroit | MI | 48204 |
| RG2022 | 71028-Main St - Belleville | 105 Main Street | Belleville | MI | 48111 |
| RG2023 | 71029-North Adams | 44 North Adams | Rochester | MI | 48309 |
| RG2024 | 71030-Plymouth Rd - Detroit | 20222 Plymouth Road | Detroit | MI | 48228 |
| RG2025 | 71031-Roseville | 26000 Gratiot Ave | Roseville | MI | 48066 |
| RG2026 | 71032-Schoenherr | 28455 Schoenherr | Warren | MI | 48088 |
| RG2027 | 71033-West Fort Street | 14600 W Fort Street | Southgate | MI | 48195 |
| RG2028 | 71034-West Maple | 2500 W Maple | Bloomfield Hills | MI | 48301 |
| RG2029 | 71035-Woodward - Ferndale | 23011 Woodward Avenue | Ferndale | MI | 48220 |
| RG2030 | 71036-Barrington | Jct Rt 9 & 125 | Barrington | NH | 03825 |
| RG2031 | 71037-Coliseum Avenue | 33 Coliseum Avenue | Nashua | NH | 03063 |
| RG2032 | 71038-One Constitution Way | One Constitution Way | Somersworth | NH | 03878 |
| RG2033 | 71039-Endicott | 18-20 Washington Avenue | Endicott | NY | 13760 |
| RG2034 | 71040-Genesee - Utica | 264-266 Genesee Street and | Utica | NY | 13502 |
| RG2035 | 71041-Glens Falls | 37 Bay Street | Glen Falls | NY | 12801 |
| RG2036 | 71042-Main St - Beacon | 364 Main Street | Beacon | NY | 12508 |
| RG2037 | 71043-Meadow Avenue | Union and Meadow Avenues | Newburgh | NY | 12550 |
| RG2038 | 71044-Montcalm Street | 117Montcalm Street | Ticonderoga | NY | 12883 |
| RG2039 | 71045-Chagrin Falls | 4 E Washington Street | Chagrin Falls | OH | 44022 |
| RG2040 | 71046-Dover Center Road | 411 Dover Center Road | Bay Village | OH | 44140 |
| RG2041 | 71047-East Street - Euclid | 365 E 200 Street | Euclid | OH | 44119 |
| RG2042 | 71048-Fairview Park | 22591 Lorain Road | Fairview Park | OH | 44126 |
| RG2043 | 71049-Girard | 35 S State Street | Girard | OH | 44420 |
| RG2044 | 71050-Lake Shore Blvd | 23300 Lake Shore Boulevard | Euclid | OH | 44123 |
| RG2045 | 71051-Lorain Road | 25290 Lorain Road | North Olmsted | OH | 44070 |
| RG2046 | 71052-Mentor Avenue | 8715 Mentor Avenue | Mentor | OH | 44060 |
| RG2047 | 71053-Navarre Avenue | 3024 Navarre Avenue | Oregon | OH | 43616 |
| RG2048 | 71054-Richmond Heights | 690 Richmond Road | Richmond Heights | OH | 44143 |
| RG2049 | 71055-Toledo Main | 602 Main Street | Toledo | OH | 43605 |
| RG2050 | 71056-University Heights | 2175 Warrensville Center | University Height | OH | 44118 |
| RG2051 | 71057-Westlake | 1299 Columbia Road | Westlake | OH | 44145 |
| RG2052 | 71058-Burgettstown | 20 Main Street | Burgettstown | PA | 15021 |
| RG2053 | 71059-Zelienople | 100 W. Main Street | Zelienople | PA | 16063 |
| RG2054 | 71060-Portsmouth East Main | 3033 East main Road | Portsmouth | RI | 02871 |
| RG2055 | 71061-Pearl St - Essex Junctio | 84 Pearl Street | Essex Junction | VT | 05452 |

Annex A-2

Profit Participation Threshold

Portfolio	Profit Participation Threshold
BBD2	25,000,000
101IND	88,200,000
PITNEY BOA	64,089,405
Citizens JV	64,300,000
BEAVER	48,000,000
600A	31,915,876
600B	36,655,711
600C	30,856,783
PITNEY WACH	34,275,087
STERLING	30,598,505
RBCCENTURA	23,000,000	(1)
FSI	11,030,574	(2)
	719,094,941

(1) RBCCENTURA includes only RG1720 - 3032 Westinghouse and RG1715 - 3009 Winterpark.

(2) FSI includes RG1324 - 334 NBOC Op Center, RG1324 - 3372 NBOC Operations, RG 1278 - 4209 Central Avenue, RG1289 - 4233 Bellevile, RG1301 - 4265 South First Street, RG1265 - 3316 Deland Main, and RG1312 - 4300 Cookeville.

Annex B
Reports
1.    Monthly U.S. GAAP Financial Statements shall be prepared on a consolidated basis, in sub-portfolio groups and/or on a individual property basis in such form as approved by Company, which shall include, among other things, balance sheet, thirteen (13) month income statement with year-to-date actual to budget comparison with explanation of usual fluxes in thirteen (13) month trend income statement trends (until such time as the Company has had control of the properties for thirteen (13) months, such income statement shall include historical information on the Properties prior to control by the Company), report summarizing any capital expenditures and repair and maintenance which year-to-date are greater than $100,000, supporting depreciation and amortization schedule, FAS13 schedules, and support for significant balance sheet items schedules (in same groupings consolidated basis, in sub-portfolios and/or on individual property basis) such as accounts payable accruals, property taxes, insurance, prepaids, and allowance for doubtful accounts. See Exhibit__ for GAAP Report Table of Contents and Accrual Basis Report Checklist for a complete listing of required reports. Both the GAAP Report Table of Contents and Accrual Basis Report Checklist is required to be signed by both the preparer of the financial statements and their supervisor as representation that the reports are accurate and complete.
2.    Quarterly Financial Statements shall be prepared in a manner consistent with Item 1 above. In addition, Manager shall provide any information, including supporting back-up schedules/information, as required to complete the Company’s quarterly 10-Q and board packages, including among other things:
(a)     Consolidated Properties portfolio balance sheet, income statement and statement of cash flow
(b)     Five (5) year and thereafter minimum rent schedule
(c)     Five (5) year and thereafter minimum principal paydown schedule
(d)     Schedule of lease expirations by year based on rsf and annualized base rent
(e)     Base information on lease terms, location, industry, annual base rent and rsf on Top Ten (10) Tenants in the Properties portfolio
(f)     Breakout of portfolio by annualized base rent and rsf by geographic and industry dispersion
(g)     Net absorption data for the Properties portfolio by month for a trailing and forward twelve (12) months

(h)     Variances explanations for significant fluctuations between current quarter and current year to date numbers compared to prior year quarter and prior year to date numbers
(i)     Other information as requested.
3.     Annual U.S. GAAP Financial Statements: As soon as practicable, and in any event within seven (7) working days of December 31st, the manager shall deliver annual accrual basis financial statements prepared in a manner and form consistent with Items 1 and 2 above. In addition, Manager shall provide any information as required to complete the Company's annual audited financial statements and l0-K.
4.     Annual E&P and Tax Return information: In addition to Item 3 above, Manager shall provide FAS depreciation schedules on a E&P basis no later than seven (7) business days prior to January 31st and any other information as requested to allow the Company to prepare an annual E&P estimate for purposes of meeting its 1099-DIV requirements to its investors. In addition, fifteen (15) days after year end numbers have been finalized, FAS depreciation schedules which sort and summarize information by year placed in service and depreciable life categories on a tax basis and other information as requested to allow the Company to prepare its annual tax returns.

Annex C

Property Performance Report

[illegible] Property [illegible]	XXXXX
Property Summary	XXXXX
Data as of [illegible]	XXXXX

XXXX

Region	[illegible]
Asset Code	[illegible]
[illegible] Code	[illegible]
Property Type	[illegible]
Property [illegible]	[illegible]
[illegible] Portfolio	XXXX
RSF	[illegible]
[illegible]	[illegible]
Occupancy %	[illegible]
No. of Floors	[illegible]
Year Built	[illegible]
[illegible]	[illegible]
Asset Manager	[illegible]
Property Manager	[illegible]
[illegible] Value	[illegible]
[illegible] Value	[illegible]

[illegible] Data	
Loan Paid	XXXX
Original Loan Amount	XXXX
[illegible] (Current UPB)	XXXX
[illegible] Premium	XXXX
[illegible] Loan Premium	XXXX
[illegible] Loan	XXXX
3rd Party Transaction Cost Est	XXXX
Total Cost of [illegible] Loan	XXXX

2013 Budgeted Leasing	New	Renewal
Base Rent (PSF)	XX	XX
Term (yrs)	XX	XX
TI (PSF)	XX	XX
LC (PSF)	XX	XX
Free Rent (mos)	XX	XX
[illegible] (Per Bldg SF)	XX	
Leasing Costs (Per Vac SF)	XX	

Major Tenants (by SF)	SF	[illegible]	[illegible]	Rent PSF
XXXX	[illegible]	[illegible]	[illegible]	[illegible]
XXXX	[illegible]	[illegible]	XXXX	XXXX
XXXX	[illegible]	[illegible]	XXXX	XXXX

2013 Budget	Amount	PSF
[illegible]	XX	XX
[illegible]	XX	XX

	[illegible]		[illegible]		[illegible]		[illegible]		[illegible]		[illegible]	
	[illegible]	PSF	[illegible]	PSF	Budget	PSF	Budget	PSF	Budget	PSF	Budget	PSF
Rental Revenue	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
CAM Reimbursements	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
[illegible] Reimbursement	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
Other Income			XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
Total Revenue	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
CAM Expenses	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
[illegible]	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
[illegible]	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
Total Expenses	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
Net Operating Income	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
CapEx			XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
Tenant Improvements			XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
Leasing Commissions			XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
Total Capital			XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX
Cash Flow			XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX	XXXX	XX

Occupancy Information	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Occupancy (end of period)	XX	XX	XX	XX	XX	XX	XX	XX	XX	XX	XX
Vacant SF (start of period)	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Lease Expiration (incl [illegible])			XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Leasing - New [illegible]			XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
- Renew (incl [illegible])			XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Net Absorption (incl [illegible])	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX

[illegible]

Annex D

Example of Profit Participation Calculation for a Sample Portfolio:

Portfolio Value:
Plus: Net Sales Price of the Properties Sold from and after November 1, 2013	$—
Plus: Fair Value of Applicable Remaining Properties as of the Measurement Date	80,000,000

Total Portfolio Value	80,000,000

Profit Participation Threshold	64,295,988

Good News Cash Equity Contributions Funded after December 1, 2013
Plus: Capital Expenditures	—
Plus: Tenant Improvements	—
Plus: Lease Commissions	1,000,000

Total Cash Equity Contributions	1,000,000

Incentive Profit Calculation
Plus: Total Portfolio Value	80,000,000
Less: Profit Participation Threshold	64,295,988
Less: Cash Equity Contributions	1,000,000

14,704,012

Profit Participation
Plus: 10% for Incentive Profits	642,960
Plus: 20% for Incentive Profits	1,285,920
Plus: 30% for Incentive Profits	553,444

$2,482,324

Annex E

Third Year Termination Baseline

Effective Date of Termination	Third Year Termination Baseline

Month of January, 2016	14,062,500
Month of February, 2016	13,125,000
Month of March, 2016	12,187,500
Month of April, 2016	11,250,000
Month of May, 2016	10,312,500
Month of June, 2016	9,375,000
Month of July, 2016	8,437,500
Month of August, 2016	7,500,000
Month of September, 2016	6,562,500
Month of October, 2016	5,625,000
Month of November, 2016	46,875,000
Month of December, 2016	3,750,000